                                                                  EXHIBIT 10.20



CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN REDACTED PROVISIONS OF THIS AGREEMENT. THE REDACTED PROVISIONS ARE IDENTIFIED BY THREE ASTERISKS ENCLOSED BY BRACKETS AND UNDERLINED. THE CONFIDENTIAL PORTION HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.





                            MASTER SERVICES AGREEMENT



                                 by and between



                                   EXULT, INC.



                                       and



                               UNISYS CORPORATION







                           Dated as of August 28, 2000

                                TABLE OF CONTENTS


ARTICLE 1   AGREEMENT FRAMEWORK..............................................................................1

            1.01        Purpose..............................................................................1

            1.02        Master Agreement.....................................................................1

            1.03        Service Agreements...................................................................1

ARTICLE 2   DEFINITIONS AND INTERPRETATION...................................................................2

            2.01        Definitions..........................................................................2

            2.02        Interpretation.......................................................................2

ARTICLE 3   TERM. ...........................................................................................2

            3.01        Master Agreement.....................................................................2

            3.02        Service Agreements...................................................................2

            3.03        Renewal..............................................................................2

ARTICLE 4   SERVICES. .......................................................................................3

            4.01        Generally............................................................................3

            4.02        [***]*...............................................................................3

            4.03        Use of Facilities....................................................................3

            4.04        Exult Personnel......................................................................3

            4.05        Market Awareness.....................................................................4

            4.06        Turnover.............................................................................4

            4.07        Human Resources......................................................................4

            4.08        Steering Committee...................................................................4

            4.09        Disaster Recovery....................................................................4

            4.10        Account Management...................................................................4

            4.11        Compliance With Laws.................................................................5

            4.12        Transition Functions.................................................................5

            4.13        Subcontractors.......................................................................5

            4.14        Services to Competitors..............................................................5

ARTICLE 5   CONTRACT ADMINISTRATION..........................................................................6

            5.01        Transferred Agreements...............................................................6

            5.02        Managed Agreements...................................................................6




--------------------

*Confidential information has been omitted.

            5.03        Unisys Obligations...................................................................6

ARTICLE 6   SERVICE LEVELS...................................................................................6

            6.01        Quality and Service Levels...........................................................6

            6.02        Service Levels.......................................................................7

            6.03        Reporting............................................................................7

            6.04        Remedies.............................................................................7

            6.05        Exclusions...........................................................................7

            6.06        Baseline Surveys.....................................................................8

            6.07        Periodic Surveys.....................................................................8

            6.08        [***]*...............................................................................8

            6.09        Benchmarking Report and Adjustments..................................................8

ARTICLE 7   CHANGES IN THE SERVICES..........................................................................9

            7.01        Right To Make Changes................................................................9

            7.02        Changes in Law.......................................................................9

ARTICLE 8   TRANSITION PLAN.................................................................................10

ARTICLE 9   NEW SERVICES....................................................................................10

            9.01        Exult Opportunity...................................................................10

            9.02        Exult Cooperation with Third Parties................................................10

ARTICLE 10  CUSTOMER RESPONSIBILITIES.......................................................................10

            10.01       Unisys Managers.....................................................................10

            10.02       Unisys Responsibilities.............................................................11

            10.03       Unisys Resources....................................................................11

            10.04       Use of Unisys Facilities & Resources................................................12

            10.05       Use of Services.....................................................................12

ARTICLE 11  SOFTWARE AND PROPRIETARY RIGHTS.................................................................12

            11.01       Rights in Residuals.................................................................12

            11.02       Exult Proprietary Software..........................................................13

            11.03       Unisys Proprietary Software.........................................................13

            11.04       New Intellectual Property...........................................................13

            11.05       License.............................................................................12



--------------------

*Confidential information has been omitted.

ARTICLE 12  PAYMENTS TO EXULT...............................................................................13

            12.01       Fees................................................................................13

            12.02       Charges All-Inclusive...............................................................13

            12.03       Taxes...............................................................................13

            12.04       Verification of Information.........................................................13

            12.05       Pro-ration..........................................................................14

            12.06       Equitable Adjustment................................................................14

            12.07       Recordkeeping and Record Retention..................................................14

ARTICLE 13  AUDITS. ........................................................................................14

            13.01       Audit Rights........................................................................14

            13.02       Audit Responses.....................................................................15

            13.03       Exult Audits........................................................................15

            13.04       Survival............................................................................15

            13.05       Audit Procedures....................................................................15

            13.06       Audit Costs.........................................................................16

ARTICLE 14  DATA AND REPORTS................................................................................16

            14.01       Provision of Data...................................................................16

            14.02       Inspection of Reports...............................................................16

            14.03       Correction of Errors................................................................16

ARTICLE 15  CONFIDENTIALITY AND SECURITY....................................................................16

            15.01       General Obligations.................................................................16

            15.02       Exclusions..........................................................................17

            15.03       Unauthorized Acts...................................................................17

            15.04       Injunctive Relief...................................................................18

            15.05       Data Protection.....................................................................18

            15.06       Publicity...........................................................................18

ARTICLE 16  REPRESENTATIONS AND ADDITIONAL COVENANTS........................................................18

            16.01       By Unisys...........................................................................18

            16.02       By Exult............................................................................19

            16.03       Mutual..............................................................................19

            16.04       Regulations.........................................................................19

            16.05       Disclaimers.........................................................................19

            16.06       Year 2000 Readiness.................................................................20

ARTICLE 17  DISPUTE RESOLUTION..............................................................................20

            17.01       Continued Performance...............................................................20

            17.02       Service Agreement...................................................................20

            17.03       Master Agreement....................................................................21

            17.04       Executive Review....................................................................21

            17.05       Mediation...........................................................................21

            17.06       Confidentiality.....................................................................21

            17.07       Arbitration.........................................................................21

            17.08       Certain Disputes....................................................................22

            17.09       Fees and Costs......................................................................22

            17.10       Provisional Remedies................................................................22

ARTICLE 18  TERMINATION.....................................................................................23

            18.01       By Exult............................................................................23

            18.02       By Unisys...........................................................................23

            18.03       Termination Assistance..............................................................25

            18.04       Exit Rights.........................................................................26

ARTICLE 19  INDEMNITIES.....................................................................................26

            19.01       Infringement........................................................................26

            19.02       Personal Injury and Property Damage By Exult........................................27

            19.03       Personal Injury and Property Damage By Unisys.......................................27

            19.04       By Unisys...........................................................................27

            19.05       By Exult............................................................................27

            19.06       Indemnification Procedures..........................................................28

            19.07       Subrogation.........................................................................28

ARTICLE 20  DAMAGES. .......................................................................................28

            20.01       Direct Damages......................................................................28

            20.02       Consequential Damages...............................................................29

            20.03       Exclusions and Limitations..........................................................29

            20.04       Mitigation..........................................................................30

            20.05       Acknowledgment......................................................................30

ARTICLE 21  INSURANCE. .....................................................................................30

            21.01       Insurance...........................................................................30

            21.02       Insurance Documentation.............................................................30

            21.03       Risk of Loss........................................................................31

ARTICLE 22  MISCELLANEOUS PROVISIONS........................................................................31

            22.01       Notices.............................................................................31

            22.02       Assignment and Third Party Beneficiaries............................................31

            22.03       Relationship........................................................................32

            22.04       Severability and Waivers............................................................32

            22.05       Survival............................................................................32

            22.06       Governing Law.......................................................................32

            22.07       Sole and Exclusive Venue............................................................32

            22.08       Force Majeure.......................................................................33

            22.09       Nonperformance......................................................................33

            22.10       Right to Provide Services...........................................................33

            22.11       Right to Manage Performance.........................................................34

            22.12       Further Assurances..................................................................34

            22.13       Solicitation........................................................................34

            22.14       Limitation Period...................................................................34

            22.15       Negotiated Terms....................................................................34

            22.16       Consents, Approvals and Requests....................................................34

            22.17       Entire Agreement; Amendments; Counterparts..........................................34

                 TABLE OF SCHEDULES TO MASTER SERVICES AGREEMENT


Schedule A                 Description of Services (US)
Schedule B                 Service Levels (US)
Schedule C                 Fees and Invoicing(US)
Schedule D                 Approved Subcontractors (US)
Schedule E                 Designated Unisys Competitors
Schedule F                 Global Transition Plan
Schedule G                 Transition Plan (US)
Schedule H                 Projects
Schedule I                 Listed Unisys Competitors
Schedule J                 Employee Transfer Arrangements (US)
Schedule K                 Change Control Management
Schedule L                 N/A
Schedule M                 N/A
Schedule N                 Termination Assistance
Schedule O                 Service Delivery Venues
Schedule P                 Master Subcontract Addendum No. 1 -
                           (This item is part of a non-material contract
                           included with this agreement for convenience only,
                           and is not filed with the Commission.)
Schedule Q                 Form of US Service Agreement
Schedule R                 N/A
Schedule W                 N/A
Schedule Z                 Definitions

           This MASTER SERVICES AGREEMENT (this "Master Agreement"), dated as of August 28, 2000 (the "Master Agreement Date"), is by and between EXULT, INC. ("EXULT") and UNISYS CORPORATION ("UNISYS").

           WHEREAS, Unisys has engaged Exult to provide human resources and related services pursuant to this Master Agreement and the Service Agreements;

           WHEREAS, Exult has agreed to provide such Services in accordance with the terms of this Master Agreement and the Service Agreements for a term of seven (7) years;

           WHEREAS, Unisys has agreed to provide, and Exult has agreed to use internally and in its offerings to Exult clients, certain Unisys services and products pursuant to the Master Subcontract; and

           WHEREAS, the purpose of this Master Agreement is to establish the general terms and conditions applicable to Exult's provision of such services to Unisys for which the Parties shall enter into specific Service Agreements.

           NOW, THEREFORE, for and in consideration of the agreements set forth below, Exult and Unisys hereby agree as follows:


ARTICLE 1 AGREEMENT FRAMEWORK.

           1.01 Purpose. The purpose of this Master Agreement is to establish the general terms and conditions applicable to Exult's provision of human resources services to Unisys and Unisys Affiliates for which Exult and Unisys shall have entered into one or more Service Agreements to this Master Agreement describing the responsibilities and obligations specific to the applicable services, in the case of United States based services in a form substantially similar to the form attached as Schedule P (the "US Service Agreement"), in the case of services based in the United Kingdom and other countries, in forms consistent with this Agreement (the "UK Service Agreement" and Other Service Agreement(s)," respectively) (collectively, the "Service Agreements"). Unisys and Exult intend that the Schedules for each Service Agreement will be in substantially the form of the Schedules for the US Service Agreement.

           1.02 Master Agreement. This Master Agreement is intended to serve as a framework for the provision of services under one or more Service Agreements. Exult shall only be obligated to provide those services agreed to under an executed Service Agreement.

           1.03 Service Agreements. Unless otherwise agreed by Unisys and Exult, and subject to Section 4.02, below, Exult shall be Unisys provider of, and Unisys shall purchase from Exult, Unisys requirements for the services described in Schedule A to the US Service Agreement and the Other Service Agreements. Unisys and Exult shall enter into one or more Service Agreements covering Unisys service requirements. The Service Agreements shall reference and incorporate this Master Agreement, and the terms and conditions set forth in this Master Agreement shall govern Exult's provision of services under the Service Agreements, except as they may be amended by a Service Agreement in respect of the specific services being provided under such Service Agreement.

ARTICLE 2 DEFINITIONS AND INTERPRETATION.

           2.01 Definitions. Unless otherwise defined in this Master Agreement or a Service Agreement, the defined terms used in this Master Agreement and the Service Agreements shall have the meanings specified in Schedule Z.

           2.02 Interpretation. In this Master Agreement and the Schedules to this Master Agreement, the Schedules to this Master Agreement shall be incorporated into and deemed part of this Master Agreement and all references to this Master Agreement shall include the Schedules to this Master Agreement.

(1) The Article and Section headings, Table of Contents and Table of Schedules are for reference and convenience only and shall not be considered in the interpretation of this Master Agreement or the Service Agreements.

(2) In the event of a conflict between the terms of this Master Agreement and the terms of a Service Agreement, the terms of the Service Agreement shall prevail; provided that no Service Agreement may amend the Master Term.


ARTICLE 3 TERM.

           3.01 Master Agreement. The term of this Master Agreement shall commence on the Master Agreement Date and continue until [***]* (the "Initial Master Agreement Expiration Date"), unless otherwise renewed pursuant to Section
3.03 or terminated pursuant to the terms of this Master Agreement (the "Master Term").

           3.02 Service Agreements. Exult shall provide the Services during the applicable Service Agreement Terms. The Initial Service Agreement Expiration Date with respect to each Service Agreement shall be the same as the Initial Master Agreement Expiration Date.

           3.03 Renewal. This Master Agreement may be renewed for up to [***]* (each a "Renewal Period") in accordance with this Section. Unless this Master Agreement is terminated earlier, Unisys shall notify Exult pursuant to this Section at least one hundred eighty (180) days prior to the Initial Master Agreement Expiration Date, or if in the first Renewal Period at least one hundred eighty (180) days prior to the expiration date of the first Renewal Period, as to whether Unisys desires to renew this Master Agreement. If Unisys elects in writing to renew, is not then in default of any of its material obligations, and no circumstances exist that would constitute material default with notice or lapse of time, or both, at the time of notice or on the effective date of renewal, then

(1) the Agreement shall be renewed for the relevant Renewal Period, upon the terms then in effect, including all changes and amendments, at the rates in effect as of the Initial Master Agreement Expiration Date or the expiration date of the first Renewal Period, as applicable, plus any adjustments determined by operation or application of the relevant adjustment or other provisions of the applicable Service Agreements and Schedules for the period following the relevant expiration date; or if no such timely notice is given, then,



--------------------

*Confidential information has been omitted.

(2) this Master Agreement shall extend for up to an additional [***]* after the Initial Master Agreement Expiration Date or the expiration date of the first Renewal Period, as applicable, during which time Exult shall provide the Termination Assistance Services in accordance with Section 18.04, below.


ARTICLE 4 SERVICES.

           4.01 Generally. Commencing as of the Master Agreement Effective Date and continuing throughout the Master Term, Exult shall be the provider of, and Unisys shall purchase from Exult, Unisys requirements for the services described in Schedule A to the US Service Agreement, all upon and subject to the terms and conditions set forth in this Master Agreement and the Service Agreements. The Parties' respective functions and responsibilities include those (i) described by the text, (ii) identified by charts or responsibility matrices, and (iii) not specifically described but required for proper performance and inherent in or necessary sub-tasks for the functions described (unless specifically excluded by the text, charts or responsibility matrices).

           4.02 [***]*

           4.03 Use of Facilities.

           Each Party, while on the other Party's premises, shall (a) comply with the reasonable requests, standard rules and regulations of such Party regarding safety and health and personal and professional conduct generally applicable to such premises and (b) otherwise conduct themselves in a businesslike manner.

           4.04 Exult Personnel.

(1) During the Master Term, Exult shall maintain an individual (the "Exult Global Client Executive") who shall serve as the primary Exult representative under this Master Agreement and the Service Agreements. The Exult Global Client Executive (or in his or her absence, his or her designee) shall (a) have overall responsibility for managing and coordinating the performance of Exult's obligations under this Master Agreement and the Service Agreements and (b) be authorized to act for and on behalf of Exult with respect to all matters relating to this Master Agreement and the Service Agreements.

(2) During each Service Agreement Term, Exult shall maintain an individual (each, a "Exult Country Client Executive") to serve as the primary Exult representative under each Service Agreement. The Exult Country Client Executives (or in their absence, their designee(s)) shall (a) have overall responsibility for managing and coordinating the performance of Exult's obligations under the Service Agreements and (b) be authorized to act for and on behalf of Exult with respect to all matters relating to the Service Agreements.

(3) If, in the performance of the Services, Exult in good faith believes that the health or safety of the Project Staff is placed at unacceptable risk by a Force Majeure Event, Exult reserves the right to suspend the performance of the Services (without incurring liability) in accordance with Section 22.08, below (concerning Force Majeure Events).

--------------------

* Confidential information has been omitted.

(4) Exult shall appoint individuals to the Project Staff with suitable training and skills to perform the Services.

           4.05 Market Awareness. Exult shall periodically meet with Unisys in accordance with the procedures agreed upon by the Parties to inform Unisys of any new human resource and related services that Exult is developing or trends of which Exult becomes aware that could reasonably be expected to have an impact on Unisys business. The acquisition and implementation of any such new service by Exult at Unisys request shall be through the process set forth in Section 9.01.

           4.06 Turnover. If unusual turnover or attrition among Unisys employees during the Transition Period for any Service Agreement materially and adversely affects Unisys ability to deliver compensation, benefits or recruiting services prior to the relevant Process Take On Date, then upon Unisys request, Exult shall use its best efforts to minimize the disruption in those services by accelerating or re-sequencing transition activities and taking other reasonable measures to assure uninterrupted performance of those services provided, that
(i) Unisys takes all reasonable measures to minimize turnover or attrition through incentives to affected employees and otherwise, and (ii) Unisys pays Exult for any material, incremental effort required to carry out the purposes of this Section 4.06 at Exult's then-current rates for such services (including any overtime, travel and living, or other unusual costs incurred because of the urgency of the situation).

           4.07 Human Resources. The transition of employees of Unisys to Exult shall be effected in accordance with the terms of Schedule J to the Service Agreement.

           4.08 Steering Committee. Promptly following execution of this Agreement, the Parties shall form a joint committee (the "Steering Committee") consisting of the Parties' respective Global Client Executives, and two (2) individuals selected from time to time by each Party. The Steering Committee shall meet at least quarterly (or at such other intervals as it may determine) and at any time upon at least fifteen (15) days' prior notice by either Party. Meetings may be conducted in person or by video conference, and unless otherwise agreed, shall take place at Unisys or Exult facilities on an alternating basis. The Steering Committee shall (i) review period performance reports, (ii) review the Parties' overall performance of this Agreement and all Service and other agreements, (iii) attempt to resolve any outstanding issues, (iv) set policy for performance of the Agreement, (v) review long range planning, and (vi) consider such other issues as either Party may from time to time desire.

           4.09 Disaster Recovery. Exult shall provide disaster recovery services in respect of critical services delivered to Unisys through the Exult Service Centers. Any additional disaster recovery services requested by Unisys may be provided in accordance with Change Control Management.

           4.10 Account Management. Throughout the term, the Parties' respective Global Executives shall meet periodically, at such intervals as they may deem advisable and in any event at least monthly to review the performance of the Agreement and Service Agreements. In addition, the Parties' respective Client Executives shall meet periodically, at such intervals as they may deem advisable, or as may be specified by the relevant Service Agreement, to review the performance of the relevant Service Agreement. All such meetings shall take place at mutually agreeable locations, or if mutually agreed, by telephone conference call or video conference.

           4.11 Compliance With Laws. Each Party will comply with applicable Laws, and advise the other of changes in Laws that concern the conduct of its business and affect performance of the Services. Each Party shall obtain and maintain all governmental approvals required to conduct its business and perform its obligations under this Agreement and all Service Agreements.

           4.12 Transition Functions. In connection with each Service Agreement, each Party shall perform all functions and services within its responsibility and necessary to accomplish the transition of the services in accordance with the relevant Transition Plan without causing a material disruption in Unisys business. For each Service Agreement, each Party shall designate a transition manager responsible for managing the transition, and who shall keep the other Party's transition manager (or his or her designee) advised of the progress and performance of the transition.

           4.13 Subcontractors. [***]*

(1) No subcontracting shall release Exult from its responsibility for its obligations under this Master Agreement or any Service Agreement. Exult shall be responsible for the work and designated activities of each of its subcontractors, including compliance with applicable terms of this Master Agreement and any Service Agreement. Exult shall be responsible for all payments to its subcontractors.

(2) Exult shall promptly pay for all services, materials, equipment and labor used by Exult in providing the Services and shall indemnify Unisys from, and defend Unisys against, any liabilities or expenses (including reasonable attorneys' fees and expenses) connected with Exult's failure to promptly pay for such services, materials, equipment or labor and shall keep the premises of Unisys free of all liens. (Indemnification procedures shall be governed by Section 19.06, below.)

(3) All subcontractors shall comply with the provisions of this Master Agreement and the relevant Service Agreement such as provisions concerning confidentiality, protection of customer data, compliance with customer policies, audit, change control, security, use of facilities and such other requirements as may be required or appropriate for subcontractors.

(4) The foregoing requirements do not apply to (a) subcontracts involving expenditure of less than [***]* or (b) incidental engagement by Exult of individual experts or consultants as independent contractors or to outsourcing by Exult of routine functions unrelated to performance of the Services (e.g., custodial and security services at Exult facilities).

           4.14 Services to Competitors. Exult's Key Employees substantially engaged in the performance of Services, who (a) are identified in Schedule I, or other agreed lists that may be appended to the relevant Service Agreement, as they may be updated from time to time by mutual agreement, and (b) have access to Confidential Information concerning Unisys business and affairs, will not be permitted to provide similar services to Listed Unisys Competitors while they perform Services, and for a period of [***]* thereafter. Exult will establish and maintain procedures reasonably satisfactory to Unisys to restrict access to the data and Confidential Information of Unisys, so that no competitors of Unisys who may receive services from Exult have access to any such Confidential Information (but Unisys shall be responsible for the security of all such data


--------------------

*Confidential information has been omitted.

stored for Exult in Unisys equipment and facilities). Unisys Listed Competitors are the companies listed on Schedule I, and their respective successors. Unisys may update Schedule I to identify other competitors once in each Contract Year, by written notice, but (i) the total number of Listed Unisys Competitors shall not exceed [***]* and (ii) Unisys may not add to the list of Listed Unisys Competitors any entity that is, at the time of modification of the list, already a client of Exult.


ARTICLE 5 CONTRACT ADMINISTRATION.

           5.01 Transferred Agreements. Subject to Unisys obtaining and complying with the Consents, Exult shall have financial and administrative responsibility during each Service Agreement Term for the Transferred Agreements listed in Schedule D of each Service Agreement. Exult shall be responsible for the performance of all obligations of Unisys under the Transferred Agreements, including payment of all related expenses attributable to the period on or after the applicable Service Agreement Effective Date, to the extent that such obligations were disclosed to Exult on or before the applicable Service Agreement Effective Date through receipt by Exult of a copy of the relevant documents, including the applicable Transferred Agreements. Exult may from time to time terminate any Transferred Agreement and Exult shall reimburse Unisys for any termination charges arising out of any such terminations, to the extent paid or payable by Unisys.

           5.02 Managed Agreements. Subject to Unisys obtaining and complying with the Consents, Exult shall manage, administer and maintain the Managed Agreements listed in Schedule D of each Service Agreement. Exult shall provide Unisys with reasonable notice of any renewal, termination or cancellation dates and fees with respect to the Managed Agreements. Exult shall not renew, modify, terminate or cancel, or request or grant any consents or waivers under, any Managed Agreement without Unisys consent. Any fees or charges imposed upon Unisys in connection with any such renewal, modification, termination or cancellation, or consent or waiver under the Managed Agreements, shall be paid or discharged, as applicable, by the Party requesting such renewal, modification, termination or cancellation. Exult shall promptly notify Unisys of any breach of, or misuse or fraud in connection with, any Managed Agreements of which Exult becomes aware and shall cooperate with Unisys to prevent or mitigate any such breach, misuse or fraud. Exult shall pay all amounts due for any penalties or charges (including amounts due to a third party as a result of Exult's failure promptly to notify Unisys pursuant to the preceding sentence), associated taxes, legal expenses and other incidental expenses incurred by Unisys as a result of Exult's non-performance of its obligations concerning the Managed Agreements.

           5.03 Unisys Obligations. Commencing as of the Master Agreement Date, Unisys shall not enter into any new or amend any existing agreements or arrangements, written or oral, affecting or impacting the Third Party Contracts, without Exult's consent. Unisys represents and warrants that all obligations with respect to the Third Party Contracts accruing prior to or attributable to periods prior to the applicable Service Agreement Effective Date have been satisfied.


ARTICLE 6 SERVICE LEVELS.

           6.01 Quality and Service Levels. Exult will deliver good quality service that meets or exceeds agreed Service Levels specified by Service Agreements. Where no specific Service Levels apply, Exult will use commercially reasonable efforts to provide services that meet



--------------------

*Confidential information has been omitted.

or exceed industry standards. All Services shall be performed by individuals with suitable training and skills.

           6.02 Service Levels. Exult shall report on and provide such data as is necessary to support the Reporting Service Levels set forth in Schedule B to the Service Agreements. Exult shall comply with the Key Performance Indicators set forth in Schedule B to the Service Agreements.

           6.03 Reporting. Exult shall provide to Unisys performance reports on a monthly basis in the format to be determined during the Transition Period.

           6.04 Remedies. If Exult fails to meet a Key Performance Indicator for any Service, then Exult shall (a) complete performance of the Service as near as commercially reasonably possible to the applicable Key Performance Indicator;
(b) use commercially reasonable efforts to remedy the problem that caused it to fail to meet such Key Performance Indicator and (c) pay to Unisys the Service Credits, if any, in accordance with Schedules B and C to the Service Agreements. Payment of Service Credits shall be Unisys sole monetary remedy, except in cases where the failure to meet Key Performance Indicators constitutes material breach, and in such circumstances, Unisys may recover its full damages (less any Service Credits actually paid, and subject to applicable limitations on Exult's liability). The Service Credits shall not otherwise limit Unisys rights to equitable relief or to terminate any Service Agreement or this Master Agreement. Service Credits are liquidated damages. Service Credits are reasonable in the circumstances existing at the time of this Agreement, and the relevant Service Agreement(s).

           6.05 Exclusions. Degradations of performance shall not constitute Exult's failure to meet applicable Service Levels to the extent that any such failure is attributable to any one or more of the following causes:

(1)     Force Majeure Events;

(2) Unisys acts or omissions (including, among other things, violations of Law, willful misconduct, negligent acts or breaches of this Master Agreement, a Service Agreement, deficiencies in Unisys services performed for Exult in connection with this Master Agreement or any Service Agreement, or matters subject to indemnification thereunder);

(3) Acts or omissions of Unisys third party contractors other than Exult or Exult Affiliates or subcontractors (including, among other things, violations of Law, negligent acts or breaches of applicable agreements);

(4) Infringements of third party proprietary rights by Unisys or its third party contractors other than Exult or Exult Affiliates or subcontractors;

(5) Service or resource reductions requested or approved by Unisys and agreed by the Parties through Change Control Management;

(6) Unisys failure to take corrective action within Unisys responsibility reasonably requested and identified by Exult in writing to Unisys as essential to maintain Service Levels; and

(7) Failures to meet Service Levels while operating under a disaster recovery plan.

Exult will make commercially reasonable efforts to mitigate the effects of the foregoing circumstances.

           6.06 Baseline Surveys. Upon request, Exult shall engage an independent third party, approved by Unisys, to conduct a baseline survey of customer satisfaction among Unisys employees who receive Services. The form, content and administration of such baseline surveys shall be subject to Unisys approval. Costs of the survey shall be apportioned as mutually agreed in writing.

           6.07 Periodic Surveys. At such intervals as Unisys may reasonably determine, Exult shall, upon Unisys request, engage an unaffiliated third party approved by Unisys to conduct a customer satisfaction survey in respect of those aspects of the Services designated by Unisys. The survey shall, at a minimum, cover a representative sampling of Unisys employees and senior management of Unisys, in each case as specified by Unisys. The timing, content, scope and method of the survey shall be consistent with the relevant baseline survey and subject to Unisys approval. Exult agrees that (a) increased measured customer satisfaction shall be a key performance indicator [***]* and (b) customer satisfaction metrics may be measured as Key Performance Indicators (and subject to payment of Service Credits when and to the extent agreed in writing in Schedule B to a Service Agreement). In the event that Unisys disputes the results of the customer satisfaction survey, Unisys may engage a third party, reasonably acceptable to Exult, to conduct the customer satisfaction survey pursuant to this Section.

           6.08 [***]*

           6.09 Benchmarking Report and Adjustments.

(1)        The Benchmarker shall render a written report to both Parties.
           Comparisons with market measures of quality and cost shall be based upon a statistically meaningful sample, and normalized to account for investments in assets, transfers of personnel, variations in configurations, unusual or unique customer requirements, unusual or unique aspects of Exult's Services, provision of certain services by Unisys, and other, similar factors. Benchmarker's methods for normalization and the sample size shall be subject to the Parties' approval.

(2) If the Benchmarker determines that Services are materially below market standards of quality, Exult shall within [***]* after receiving the Benchmarker's report, prepare a written plan for review with the Management Committee describing measures Exult proposes to take to improve quality and meet the standards specified by Section 6.01, above, and, upon approval of such a plan, diligently carry out the plan, and such other measures as may be agreed to improve quality.

(3) If the Benchmarker determines that charges for Services materially exceed market rates for similar volumes of similar services (normalized, as provided above), then Exult shall adjust its charges to market rates or meet with the Steering Committee to discuss adjustments of its charges. If the Parties are unable to agree upon adjustments in Exult charges within [***]* after receiving the Benchmarker's report, then Unisys may, at its option, request an adjustment to market rates in accordance with Article 17.04, concerning resolution of disputes by management, or if the Parties are unable to agree upon such an adjustment,


--------------------

*Confidential information has been omitted.

           terminate the relevant Service Agreement or this Master Agreement for its convenience in accordance with Article 18.02(2), below.

ARTICLE 7 CHANGES IN THE SERVICES.

           7.01 Right To Make Changes.

(1) Exult reserves the right in its discretion to designate and make changes to the operation procedures, accessibility periods, allocation and quantity of system resources utilized and administrative and operational algorithms (each, a "Change"); provided, however, that no such Change shall have a material adverse impact on the Service Levels or cause an increase to the Fees.

(2) Except as set forth in subsection (1) above, in the event a Party wishes to make a Change, such Party shall, in accordance with Change Control Management, submit a written proposal to the other Party describing such desired Change. The other Party shall, in accordance with Change Control Management, reject or accept the proposal in writing within a reasonable period of time, but in no event more than [***]* after receipt of the proposal. In the event the proposal is rejected, the writing shall include the reason for the rejection. In the event the proposal is accepted, the Parties shall, in accordance with Change Control Management, determine the additions or modifications to be made to the Service Agreement (including the Fees). Any such addition or modification shall be set forth in a written Change Order signed by the Parties. Neither Party shall be obligated to accept a proposal submitted by the other Party pursuant to this subsection. Exult shall have no obligation to provide any service or otherwise act pursuant to any proposal submitted by Unisys pursuant to this subsection, except to the extent such proposal is set forth in an executed Change Order.

           7.02 Changes in Law. Unisys shall be responsible for promptly identifying and notifying Exult of any changes in Law, including Unisys regulatory requirements, that may relate to Exult's delivery or Unisys receipt of or use of the Services. In accordance with Change Control Management, the Parties shall work together to identify the impact of such changes on how Unisys receives and uses, and Exult delivers, the Services. Unisys shall be responsible for any fines and penalties arising from any noncompliance by Unisys or Exult with any such changes in Law relating to Unisys use of the Services. Subject to the following sentence, if a change in Law prevents or delays Exult from performing its obligations under this Master Agreement or a Service Agreement, the Parties shall, in accordance with Change Control Management, develop and implement a suitable workaround until such time as Exult can perform its obligations under this Master Agreement or a Service Agreement, as the case may be, without such workaround. If a change in Law, including the development or implementation of a workaround, results in Exult's use of additional resources or an increase in Exult's costs of providing the Services, Unisys shall reimburse Exult for such additional resources and increased costs (excluding costs attributable to Exult's delays). Exult shall not have any obligation to monitor or become aware of any Laws, including Unisys regulatory requirements, relating to Unisys business or its receipt or use of the Services. If, notwithstanding diligent efforts to mitigate or manage the effects any change in Law,



--------------------

*Confidential information has been omitted.

and to equitably adjust Services, Service Levels or Fees in the manner contemplated by Section 12.06 below, (i) such a change in Law makes performance of a material category of Services or Processes impossible to perform, or (ii) an increase in taxation upon the Services makes continuation of the Master Agreement or any Service Agreement uneconomic by rendering it unprofitable to Exult, or erasing all or substantially all of the discount contemplated by
Section 4.1 Schedule C to the US Service Agreement, then the Party adversely affected by the change in Law or taxation may terminate the Master Agreement and all Service Agreements by giving written notice to the other Party. Such a termination shall be treated as a convenience termination, subject to Section 18.02(2), but there shall be no obligation to pay a termination fee.


ARTICLE 8 TRANSITION PLAN.

Each of the Parties shall be responsible for the transition obligations and milestones described in the Master Transition Plan set forth in Schedule G to this Master Agreement and the Transition Plans set forth in Schedule G to each of the Service Agreements.


ARTICLE 9 NEW SERVICES.

           9.01 Exult Opportunity. With respect to any New Service for which Exult has been selected to provide to Unisys, Exult shall not be responsible for providing such New Service until Exult and Unisys have executed a Change Order or entered into a new Service Agreement, as the case may be, including Exult's charges for such New Service. [***]*

           9.02 Exult Cooperation with Third Parties. In the event Unisys selects a third party to provide a New Service, upon Unisys request and reasonable notice, Exult shall cooperate with any independent third party service vendors of Unisys; provided, however, that (1) such cooperation does not impact the Services or Exult's ability to meet the Service Levels and (2) Exult shall not be required to disclose any of Exult's Confidential Information to such third party service provider unless such third party executes a confidentiality agreement in a form acceptable to Exult and such third party's use of such Confidential Information is solely for the benefit of Unisys. There will be no charge to Unisys for incidental consultations, electronic copies of data and documentation or other minor or incidental additional effort or service provided in connection with provision of a New Service by a third party, but Unisys will pay in accordance with an approved Change Order for material, additional effort or serve at the rates and charges agreed to for the relevant engagements, or if no specific rate or charge has been agreed, then at Exult's standard rates then in effect for similar kinds and volumes of services.


ARTICLE 10 CUSTOMER RESPONSIBILITIES.

           10.01 Unisys Managers.

(1) During the Master Term, Unisys shall maintain an individual (the "Unisys Global Client Executive") who shall serve as the primary Unisys representative under this Master Agreement and the Service Agreements. The Unisys Global Client Executive (or in his or her absence, his or her designee) shall (a) have overall responsibility for managing and



--------------------

* Confidential information has been omitted.

        coordinating the performance of Unisys obligations under this Master Agreement and the Service Agreements and (b) be authorized to act for and on behalf of Unisys with respect to all matters relating to this Master Agreement and the Service Agreements.

(2) During each Service Agreement Term, Unisys shall maintain a senior executive of Unisys (each, a "Unisys Client Executive") who shall serve as the primary Unisys representative under each Service Agreement. The Unisys Client Executives (or their absence, their respective designees) shall (a) have overall responsibility for managing and coordinating the performance of Unisys obligations under the Service Agreements and (b) be authorized to act for and on behalf of Unisys with respect to all matters relating to the Service Agreements.

           10.02 Unisys Responsibilities. During the Service Agreement Terms and in connection with Exult's performance of the Services under the Service Agreements, Unisys shall, at its expense: (1) be responsible for the obligations and responsibilities set forth in Schedule A to the Service Agreements; (2) upon Exult's request, make available to Exult Unisys personnel familiar with Unisys business requirements related to the Services; (3) obtain and comply with the Consents; (4) provide to Exult complete and accurate information regarding Unisys business requirements in respect of any work to be performed by Exult under the Service Agreements; (5) respond within the time period specified in this Master Agreement or the Service Agreements (or if no time period is specified within thirty (30) days to all deliverables presented to Unisys by Exult for Unisys approval, which approval shall not be unreasonably withheld or delayed (if Unisys fails to respond within the relevant period, and thereafter fails to respond within ten (10) days after receiving further written notice, Unisys shall be deemed to have accepted such deliverable); (6) provide reasonable cooperation to Exult; (7) promptly notify Exult of any (a) third party claims that may have an impact on this Master Agreement or the Service Agreements and (b) invalid or nonexistent licenses; and (8) perform all other obligations of Unisys described in this Master Agreement and the Service Agreements.

           10.03 Unisys Resources. Commencing on the Service Agreement Effective Date and continuing for so long as and to the extent that Exult requires the same for the performance of the Services, Unisys shall provide to Exult, at no charge to Exult:

(1) the use of the space in Unisys premises that Exult may from time to time require in connection with the performance of the Services, together with office furnishings, telephone equipment and services, janitorial services, utilities and office-related equipment, supplies and duplicating services reasonably required in connection with the performance of the Services;

(2) access to, and use of, the Unisys Machines, the Unisys Network and the Unisys Software; and

(3)     such other resources specified in Article 7 of the Service Agreements.

           10.04 Use of Unisys Facilities & Resources. No such Exult use of Unisys facilities shall be construed to grant Exult, any Exult Representative, or any third party any leasehold, subleasehold, license or other right concerning Unisys facilities, other than the limited rights of use expressly authorized by this Master Agreement (or otherwise in writing). In each such instance, Exult and Exult Representatives shall:

(1) Use the Unisys facilities only to provide the Services (provided that routine administrative time, or occasional consultation concerning work for other customers shall not constitute breach of this requirement);

(2) Use Unisys facilities in a reasonably efficient manner (to the extent that Exult operates the space in a manner that unnecessarily increases facility costs incurred by Unisys, Unisys reserves the right to set-off the excess utility costs of such practices);

(3) Keep the Unisys facilities in good order, and neither permit nor commit any waste, damage or unlawful uses or conduct;

(4) Comply with all of Unisys standard policies and procedures as in effect from time to time, including security procedures;

(5) Permit Unisys and its representatives to enter into those portions of the Unisys facilities occupied by Exult staff at any time;

(6) Make no improvements or changes involving structural, mechanical or electrical alterations (including cabling) without Unisys approval; and

(7) When the Unisys facilities are no longer required for performance of the Services, return those facilities to Unisys in substantially the same condition as before, normal wear and tear excepted.

           10.05 Use of Services. [***]*


ARTICLE 11 SOFTWARE AND PROPRIETARY RIGHTS.

           11.01 Rights in Residuals. Nothing contained in this Master Agreement or the Service Agreements shall restrict either Party from the use of any ideas, concepts, know-how, methodologies, processes, technologies, algorithms or techniques relating to the Services which either Party, individually or jointly, owns prior to the Master Agreement Effective Date, or develops or discloses under this Master Agreement or a Service Agreement, or develops or obtains independently during the Master Term, provided that in doing so such Party does not breach its obligations of confidentiality or infringe the intellectual property rights of the other Party or third parties who have licensed or provided materials to the other Party and provided further, that obligations of confidentiality shall not be construed to restrict a Party's general use of the foregoing kinds of intellectual property (without disclosing Confidential Information specific to the other Party). Except for the license rights contained in this Article 11, neither this Master Agreement nor any disclosure made hereunder grants any license to either Party under any patents or copyrights of the other Party. Each Party reserves all rights in its ideas, concepts, know-how, methodologies, processes, technologies, algorithms, techniques and other intellectual property of every kind and

--------------------

* Confidential information has been omitted.

description (except as otherwise expressly agreed in writing) and no provision of this Master Agreement shall be construed to transfer any of such Party's rights in such intellectual property.

           11.02 Exult Proprietary Software. Subject to Article 15 (Confidentiality) Exult hereby grants Unisys [***]*

           11.03 Unisys Proprietary Software. Subject to Article 15 (Confidentiality), Unisys hereby grants Exult [***]*

           11.04 New Intellectual Property. Unless otherwise agreed in writing (through Addendum No. 1 to the Master Subcontract or otherwise), [***]*

           [***]*


ARTICLE 12 PAYMENTS TO EXULT.

           12.01 Fees. In consideration of Exult providing the Services, Unisys shall pay to Exult the Fees set forth in each Service Agreement in accordance with the terms and conditions of such Service Agreement, as may be adjusted from time to time pursuant to the terms of this Master Agreement and the Service Agreements.

           12.02 Charges All-Inclusive. Exult's Fees are all-inclusive. Payment of the Fees specified by the Service Agreements, all pass-through or other reimbursable costs, and other amounts specified by any Service Agreement constitutes full payment for the Services. Unless otherwise agreed in writing, Unisys shall have no responsibility to pay or reimburse any other charge, expense or amount.

           12.03 Taxes.

(1)     The Fees payable by Unisys to Exult [***]*

(2) Exult and Unisys shall each bear sole responsibility for all taxes, assessments and other taxes upon their respective real and personal property and net incomes.

(3) Exult and Unisys shall cooperate to segregate the Fees into the following separate payment streams: (1) those for taxable Services; (2) those for nontaxable Services; and (3) those for which a sales, use or other similar tax has already been paid that otherwise are nontaxable or have previously been subject to tax. In addition, each of Exult and Unisys shall reasonably cooperate with the other to more accurately determine a Party's tax liability and to minimize such liability, to the extent legally permissible. Each of Exult and Unisys shall provide and make available to the other any resale certificates, information regarding out-of-state sales or use of equipment, materials or services, and any other exemption certificates or information requested by a Party.

           12.04 Verification of Information. The Services, Fees and Service Levels are based on circumstances, estimates, metrics, principles, financial data, standards and general information disclosed by Unisys or used by Exult as more fully described in Schedule A, Schedule B and Schedule C to the US Service Agreement, as applicable. [***]* Any material deviations from such assumptions discovered after the Adjustment Period shall be made in accordance with



--------------------

*Confidential information has been omitted.

the Change Control Management Procedures. For purposes of this Section 12.04 net adjustments of less than [***]* shall not be deemed material.

           12.05 Pro-ration. Unless otherwise agreed in writing, all periodic charges shall be computed on a calendar month basis, and shall be pro-rated for any partial month. Amounts prepaid by Unisys under Transferred Agreements and attributable to periods after the effective date of the relevant Service Agreement shall be credited to Unisys account; and amounts prepaid by Exult under third party agreements re-assigned or otherwise transferred to Unisys and attributable to periods after expiration or termination of this Agreement or the relevant Service Agreement shall be paid or credited to Exult.

           12.06 Equitable Adjustment. Except as otherwise agreed in writing for a particular situation, in the event of any extraordinary change in Unisys business because of acquisitions, divestitures, mergers, or other material changes in circumstances that increase or decrease volumes of substantially all of the Services under a particular Service Agreement by more than [***]* measured on an annual or annualized basis, then upon either Party's request, Exult's Fees for the affected Services and relevant Termination Charges shall be equitably adjusted to reflect: (1) the net increase or decrease in Exult's aggregate costs of performing the Services that are caused by the extraordinary change (excluding increases or decreases attributable to Exult's performance);
(2) acquisition or dispositions of assets and other similar costs of additions to or reductions from service; and (3) a reasonable allowance for profit upon the net change in costs.

           12.07 Recordkeeping and Record Retention. Exult shall maintain complete and accurate records of, and supporting documentation for, the amounts billed to and payments made by Unisys under this Agreement. Exult shall retain such records in accordance with records retention requirements of the applicable Service Agreement, and in any event [***]* Exult shall provide Unisys, at Unisys request, with paper and electronic copies of documents and information reasonably necessary to verify Exult's compliance with this Master Agreement. Unisys and its authorized agents and Unisys Representatives shall have access to such records for audit purposes during normal business hours during the term of this Master Agreement and any relevant Service Agreement and thereafter for the period during which Exult is required to maintain such records.

ARTICLE 13 AUDITS.

           13.01 Audit Rights. Exult shall maintain (i) a complete audit trail of financial transactions and (ii) records of its performance of Services under this Agreement in accordance with good commercial practice. Exult shall provide to Unisys, Unisys internal and external auditors and such other representatives as Unisys may reasonably designate from time to time (collectively, "auditors") access at reasonable times and after reasonable notice (unless circumstances reasonably preclude such notice) to: (1) the parts of any facility at which Exult is providing the Services, (2) Exult personnel providing the Services, and
(3) all data and records relating to the Services, for the purpose of performing audits and inspections of Unisys and its business, to verify the integrity of Unisys data, to examine the systems that process, store, support and transmit that data, and to examine Exult's charges and performance of the Services under this Agreement. The foregoing audit rights shall include, without limitation, audits of the following, to the extent relevant to the Exult Services, (A) practices and procedures, (B) systems, (C) general



--------------------

*Confidential information has been omitted.

controls and security practices and procedures, (D) disaster recovery and backup procedures, (E) efficiency (in accordance with Article 6), (F) costs (to the extent Services are being provided by Exult on a cost-reimbursement basis) of Exult in performing the Services, (G) Exult's variable charges under the Agreement, (H) Service Level performance and reporting, and (I) necessary to enable Unisys to meet applicable regulatory requirements. Exult shall provide all reasonable cooperation to such auditors, inspectors, regulators and representatives.

           13.02 Audit Responses.

(1) If an audit reveals that Exult has overcharged Unisys for Services during the audited period, [***]* Exult shall pay such amount to Unisys within thirty (30) days after Unisys written request (which shall include the relevant portions of the audit and the auditor's invoice). [***]*

(2) If any audit determines that Exult or any Exult Representatives are not in compliance with any applicable law, regulation or audit requirement, Exult shall, and shall cause Exult Representatives to, promptly take actions to comply with such audit. Exult shall bear the expense of any such compliance that is (1) required by a law, regulation or audit requirement relating to Exult business or (2) necessary due to Exult noncompliance with any law, regulation or audit requirement imposed on Exult. To the extent the expense is not payable by Exult pursuant to the preceding sentence, Unisys shall bear the expense of any such compliance that is (A) required by any Law or audit requirement relating to Unisys business or (B) necessary due to Unisys noncompliance with any law, regulation or audit requirement imposed on Unisys.

(3) Disputes concerning overpayment, underpayment or other audit findings or recommendations shall be resolved in accordance with Article 17 concerning disputes.

           13.03 Exult Audits. [***]* Exult will provide Unisys with an annual letter concerning its compliance with SAS-70 (or any successor audit standard).

           13.04 Survival. The foregoing Sections 13.1 through 13.3 inclusive, shall survive the expiration or earlier termination of this Master Agreement or the relevant Service Agreements for a period of two (2) years.

           13.05 Audit Procedures. Unisys and its auditors shall have no access to other Exult data, data of other Exult clients, or Exult internal or third party costs or cost structure (except to the extent otherwise provided above with respect to cost reimbursements). Auditors shall observe such procedures and enter into such nondisclosure agreements as Exult may reasonably require to protect Exult Confidential Information, and that of its clients and vendors. Those procedures and agreements shall contain such security arrangements as Exult may require to assure that no information concerning audits hereunder is disclosed to business units of Unisys or its audit firm engaged in consulting or other services that may compete with Exult. Unisys shall cause Auditors to perform entry and exit interviews, and to provide Exult with copies of applicable portions of audit reports.



--------------------

*Confidential information has been omitted.

           13.06 Audit Costs. If Exult's provision of services related to an audit or other review under this Article 13 requires use of additional resources which Exult would not otherwise use in the performance of the Services (which includes support of a single annual audit of Unisys accounts) then (unless
Section 13.02(1) applies) Unisys shall pay Exult for additional usage at Exult's standard rates then in effect (unless the audit was undertaken by Unisys in order to examine material deficiencies in Exult's performance or material overcharges, and the audit in fact identifies material deficiencies or overcharges). Any audits conducted pursuant to this Article 13 shall be at Unisys expense (except as otherwise expressly provided above with respect to overcharges).


ARTICLE 14 DATA AND REPORTS.

           14.01 Provision of Data. Unisys shall supply to Exult, in connection with the Services, required data in the form and on such time schedules as may be agreed upon by Exult and Unisys ("Unisys Data") in order to permit Exult to perform the Services in accordance with the terms of the Service Agreements, including the Service Levels. All Unisys Data is, or shall be, and shall remain the property of Unisys.

           14.02 Inspection of Reports. Unisys shall use reasonable efforts to inspect and review reports and provide Exult with notice of any errors or inaccuracies (a) in daily or weekly reports, within [***]* of such reports, and
(b) in monthly or other reports, within twenty (20) business days of receipt of such reports. Exult shall provide Unisys with such documentation and information as may be requested by Unisys in order to verify the accuracy of the reports. If Unisys fails to reject any such report within the applicable period, Unisys shall be deemed to have accepted such report.

           14.03 Correction of Errors. Upon notice from Unisys and at Unisys expense, Exult shall promptly correct any errors or inaccuracies in Unisys Data and reports prepared by Exult as part of the Services, to the extent not caused by Exult or Exult Representatives. Upon notice from Unisys and at Exult's expense, Exult shall promptly correct any errors or inaccuracies in Unisys Data and reports prepared by Exult as part of the Services, to the extent caused by Exult or Exult Representatives.


ARTICLE 15 CONFIDENTIALITY AND SECURITY.

           15.01 General Obligations.

(1) All Confidential Information relating to or obtained from Unisys or Exult shall be held in confidence by the recipient to the same extent and in at least the same manner as the recipient protects its own confidential or proprietary information and shall be used by the recipient only for the purposes of performance under this Master Agreement, the Service Agreements and Addendum No. 1 to the Master Subcontract.

(2) Neither Unisys nor Exult shall disclose, publish, release, transfer or otherwise make available Confidential Information of, or obtained from, the other in any form to, or for the use or benefit of, any person or entity without the disclosing Party's consent. Each of



--------------------

*Confidential information has been omitted.

        Unisys and Exult shall, however, be permitted to disclose relevant aspects of the other's Confidential Information to its officers, directors, employees, auditors, attorneys and Representatives, to the extent that such disclosure is not restricted under this Master Agreement, the Service Agreements or any governmental approvals and only to the extent that such disclosure is reasonably necessary for the performance of its duties and obligations under this Master Agreement and the Service Agreements; provided, however, that the recipient shall be responsible for ensuring that such officers, directors, employees, auditors, attorneys and Representatives abide by the provisions of this Master Agreement and the Service Agreements.

           15.02 Exclusions. The obligations in Section 15.01 shall not restrict any disclosure pursuant to any applicable Law or by order of any court or Governmental Authority (provided that the recipient shall give prompt notice to the disclosing Party of such order) and, except to the extent that applicable Law provides otherwise, shall not apply with respect to information that (1) is independently developed by the recipient without violating the disclosing Party's proprietary rights as shown by the recipient's written records, (2) is or becomes publicly known (other than through unauthorized disclosure), (3) is disclosed by the owner of such information to a third party free of any obligation of confidentiality, (4) is already known by the recipient at the time of disclosure, as shown by the recipient's written records, and the recipient has no obligation of confidentiality other than pursuant to this Master Agreement, any Service Agreement or any confidentiality agreements entered into before the Master Agreement Date between Unisys and Exult or (5) is rightfully received by a Party free of any obligation of confidentiality. Without limiting the foregoing, the Parties recognize that each company may be required to provide disclosure regarding the Master Agreement and Service Agreements in connection with their respective SEC filings, and to file with the SEC copies of the Master Agreement and Service Agreements. Each Party will give the other an opportunity to comment in advance on the form of disclosure to be made by the disclosing Party, and will attempt to obtain confidential treatment from the SEC for sensitive portions of the Master Agreement and Service Agreements, including portions thereof proposed for confidential treatment, subject in each case to the disclosing Party's disclosure obligations.

           15.03 Unauthorized Acts. Without limiting either Party's rights in respect of a breach of this Article, each Party shall:

(1) promptly notify the other Party of any unauthorized possession, use or knowledge, or attempt thereof, of the other Party's Confidential Information by any person or entity that may become known to such Party, including any incidents involving a breach of security and any incidents that might indicate or lead to a threat to, or weakness in, security and any attempt to make unauthorized use of the Services or the Systems;

(2) promptly furnish to the other Party full details of the unauthorized possession, use or knowledge, or attempt thereof, and assist the other Party in investigating or preventing the recurrence of any unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information;

(3) cooperate with the other Party in any litigation and investigation against third parties deemed necessary by the other Party to protect its proprietary rights; and

(4) promptly use commercially reasonable efforts to prevent a recurrence of any such unauthorized possession, use or knowledge, or attempt thereof, of Confidential Information.

Each Party shall bear the cost it incurs as a result of compliance with this Section.

           15.04 Injunctive Relief. Each Party recognizes that its disclosure or inappropriate use of Confidential Information of the other Party may give rise to irreparable injury to such Party and acknowledges that remedies other than injunctive relief may not be adequate. Accordingly, each Party has the right to equitable and injunctive relief to prevent the unauthorized possession, use, disclosure or knowledge of any Confidential Information, as well as to such damages or other relief as is occasioned by such unauthorized possession, use, disclosure or knowledge.

           15.05 Data Protection. In addition to any requirements set forth in the Service Agreements, in the event the Services require the access to or use of personal data, each Party shall be responsible for taking all necessary steps required by applicable Law to ensure the protection of the privacy of such personal data to be accessed or used. In the event that applicable Law requires registration with or consents of a Governmental Authority, Unisys shall register, or cause such registration, with such Governmental Authority, or obtain such consents, unless applicable Law otherwise requires.

           15.06 Publicity. Neither Party shall use the other Party's name or refer to it directly or indirectly, without such Party's consent, which consent shall not be unreasonably withheld, in any media release, public announcement or public disclosure, except that such consent shall not be required for the use of a Party's name for promotional or marketing materials, customer lists or business presentations.


ARTICLE 16 REPRESENTATIONS AND ADDITIONAL COVENANTS.

           16.01 By Unisys. Unisys represents and warrants that:

(1) It is either the owner of each Unisys Machine and the Unisys Software or is authorized by its owner to include it under a Service Agreement;

(2) It is authorized to permit Exult access to and use of the Unisys facilities used in connection with performing the Services, and Exult is performing the Services at those Unisys facilities at Unisys request.

(3) No investigations, legal, administrative or arbitral proceedings are pending or threatened concerning Unisys present performance of services similar to those described by Schedule A to the US Service Agreement, which performance complies in all material respects with all applicable Laws.

(4) No investigations, legal, administrative or arbitral proceedings are pending or threatened concerning or relating to the employees presently engaged in performance of services similar to those described by Schedule A to the US Service Agreement.

(5) It has delivered to Exult complete copies, including all amendments, of the Transferred and Managed Agreements, which are in full force and effect.

(6) No legal, administrative or arbitral proceedings are pending or threatened concerning any of the Transferred or Managed Agreements; no defaults have occurred under any of the Transferred or Managed Agreements; and no circumstances exist that would permit declaration of default with notice or lapse of time, or both.

           16.02 By Exult.

(1) It is either the owner of each Exult Machine and the Exult Software or is authorized by its owner to include it under a Service Agreement;

(2) No investigations, legal, administrative or arbitral proceedings are pending or threatened concerning Exult's present performance of services similar to the Services, which performance complies in all material respects with all applicable Laws.

           16.03 Mutual. Each Party hereby represents and warrants that:

(1) It is a corporation duly incorporated, validly existing and in good standing under the laws of the state in which it is incorporated, and is good standing in each other jurisdiction where the failure to be in good standing would have a material adverse affect on its business or its ability to perform its obligations under this Master Agreement or any Service Agreement;

(2) it has all requisite corporate power and authority to enter into this Master Agreement and the Service Agreements and to carry out the transactions contemplated hereby;

(3) the execution, delivery and performance of this Master Agreement and the Service Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of such Party;

(4) this Master Agreement and the Service Agreements have been duly executed and delivered by such Party and (assuming the due authorization, execution and delivery hereof by the other Party) is a valid and binding obligation of such Party, enforceable against it in accordance with its terms;

(5) its entry into and performance of this Master Agreement and the Service Agreements does not violate or constitute a breach of any of its contractual obligations with third parties; and

(6) it shall perform its responsibilities under this Master Agreement and the Service Agreements in a manner that does not, to the knowledge of the applicable Party, infringe, or constitute an infringement or misappropriation of, any patent, trade secret, copyright or other intellectual property right of any third Party.

           16.04 Regulations.

(1) Each Party shall obtain, maintain and comply with all consents, permissions, permits, approvals and assurances of whatever nature, including governmental approvals, in each case, applicable to the performance, or receipt, of the Services and such Party's payment obligations.

(2) Each Party covenants and agrees that it shall comply with all Laws applicable to such Party.

           16.05 Disclaimers. Exult does not warrant the accuracy of any advice, report, data or other product delivered to Unisys that is produced with or from Unisys Data or Software provided by Unisys. Such products are delivered "AS IS", and Exult shall not be liable for any inaccuracy thereof. EXCEPT AS EXPRESSLY SET FORTH IN THIS MASTER AGREEMENT AND ANY SERVICE AGREEMENT, EXULT DOES NOT MAKE ANY OTHER

WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE SERVICES AND EXPRESSLY DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A SPECIFIC PURPOSE. EXULT DOES NOT WARRANT THAT PERFORMANCE OF THE SERVICES SHALL BE UNINTERRUPTED OR ERROR-FREE, OR THAT ALL ERRORS IN THE SERVICES SHALL BE CORRECTED. EXCEPT AS EXPRESSLY SET FORTH IN THIS MASTER AGREEMENT OR THE SERVICE AGREEMENTS, EXULT IS NOT ASSUMING ANY OBLIGATIONS OR LIABILITIES, INCLUDING ANY OBLIGATION OR LIABILITY FOR ANY FIDUCIARY RESPONSIBILITIES OR LENDER LIABILITIES.

           16.06 Year 2000 Readiness.

(1) Each Party represents, warrants and covenants that its proprietary systems are Year 2000 Ready.

(2) Each Party has (1) tested all third Party systems for Year 2000 compliance, (2) found no material errors computing, processing or displaying date-related data, or processing anomalies related to the change of date or century (collectively, "date anomalies"), or (3) undertaken to correct all such known date anomalies within a reasonable time, and (4) will, in any event, use best efforts to correct any date anomalies that may hereafter occur or be identified.

(3) Each Party acknowledges that corrective action for third party products may involve temporary workarounds, installation of upgrades and fixes, procurement of compliant substitutes and other, similar measures. Where corrective action requires procurement of an upgraded or replacement product, the Party responsible for initial procurement of the non-compliant product shall bear the cost of procuring the upgrade or replacement.


ARTICLE 17 DISPUTE RESOLUTION.

           17.01 Continued Performance. Except where clearly prevented by the issue in dispute, both Parties agree to continue performing their respective duties, obligations and responsibilities under this Master Agreement and any Service Agreement while the dispute is being resolved in accordance with this Article, unless and until such obligations are lawfully terminated or expire in accordance with the provisions hereof.

           17.02 Service Agreement. Any dispute arising under a Service Agreement shall be considered by the Unisys Client Executive and the Exult Country Client Executive within [***]* of receipt of a notice from either Party specifying the nature of the dispute; provided, however, that a dispute relating to Article 15 shall not be subject to this Section. In the event the Unisys Client Executive and the Exult Country Client Executive are unable to resolve, or do not anticipate resolving, the dispute within such seven (7) day period, the Unisys Client Executive and the Exult Country Client Executive shall submit the dispute to the Exult Global Client Executive and the Unisys Global Client Executive for their consideration in accordance with Section 17.03.


--------------------

*Confidential information has been omitted.

           17.03 Master Agreement. Any dispute arising under this Master Agreement or, a Service Agreement which cannot be resolved in accordance with
Section 17.02, above, shall be considered by the Unisys Global Client Executive and the Exult Global Client Executive within seven (7) business days of receipt of a notice from either Party specifying the nature of the dispute; provided, however, that a dispute relating to Article 15 shall not be subject to this Section.

           17.04 Executive Review. Any dispute arising under this Master Agreement or a Service Agreement which cannot be resolved in accordance with
Section 17.02 or Section 17.03, as applicable, shall be considered in person or by telephone by a senior executive of each Party within thirty (30) days of receipt of a notice from either Party specifying the nature of the dispute; provided, however, that a dispute relating to Article 15 shall not be subject to this Section. Unless the executives of the Parties otherwise agree, either Party may pursue its rights and remedies under Sections 17.05, 17.07 or 17.09 after the occurrence of such meeting or telephone conversation.

           17.05 Mediation. If the Parties are unable to resolve a dispute under Sections 17.02 through 17.04, inclusive, then either Party may refer the dispute to mediation before a mediator reasonably acceptable to both sides, provided, however, that a dispute relating to Article 15 shall not be subject to this Section.

           17.06 Confidentiality. Communications, proposals and counter proposals made by either Party during consultations and review in accordance with the foregoing Sections 17.02 through 17.05, inclusive, shall be privileged and confidential offers of compromise within the meaning of Section 1152 of the California Evidence Code and Rule 408 of the Federal Rules of Evidence, and shall be inadmissible for any purpose (but this shall not require exclusion of otherwise admissible evidence, such as records of prior performance, merely because it is presented in the course of settlement negotiations). No mediator may be called as a witness by either Party for any purpose, and no mediator's report or recommendation may be admitted into evidence in any proceeding for any purpose.

           17.07 Arbitration. Except as otherwise provided below, any dispute not settled pursuant to Sections 17.02 through 17.05 shall be finally and exclusively settled by binding arbitration and, unless otherwise agreed by the Parties, the following procedure:

(1) The arbitration shall be conducted in accordance with the Commercial Arbitration Procedures of the American Arbitration Association then in effect (the "Rules"). In the event of any conflict between the Rules and the provisions of this Section 17, the provisions of this Section 17 shall govern.

(2) If the amount in dispute is [***]* or less, there shall be a sole arbitrator chosen by the Parties or, if they are unable to agree within thirty (30) days after the demand for arbitration, chosen in accordance with the Rules. If the amount in dispute exceeds [***]* (and unless the Parties otherwise agree to arbitrate before a sole arbitrator) each Party shall appoint one arbitrator within thirty (30) days after receipt by the respondent of the demand for arbitration, and the two arbitrators so appointed shall, within thirty (30) days after their appointment, appoint a third, presiding arbitrator. If either Party fails to nominate an arbitrator, or the two arbitrators appointed by the Parties are unable to appoint a presiding arbitrator within the stated periods, such arbitrator(s) shall be appointed in accordance with the Rules.



--------------------

*Confidential information has been omitted.

(3) The arbitrator or arbitrators shall be (1) retired judges or (2) lawyers, executives or professionals with at least five (5) years experience in software, data processing, employment law or human resources, as appropriate for the particular dispute.

(4) The arbitration shall be conducted in Los Angeles or Orange County, California;

(5) Either Party may, without inconsistency with this Master Agreement, seek from a court any interim or provisional relief that may be necessary to protect the rights or property of that Party pending the establishment of the arbitral tribunal;

(6) The arbitrator(s) shall (by majority vote in cases involving three arbitrators) render a written decision stating reasons therefor in reasonable detail within six (6) months after the respondent receives the demand for arbitration. The award shall be final and enforceable and may be confirmed by the judgment of a court of competent jurisdiction.

(7) The arbitrators shall have no authority to award punitive damages or any other monetary relief not measured by the prevailing Party's actual damages and will not make any decision inconsistent with the terms and conditions of this Master Agreement or the relevant Service Agreement.

(8) If any dispute hereunder involves material issues of law or fact that are common to any dispute between the Parties under their Master Subcontract, then upon a showing of good cause, proceedings under this
        Section 17 and Article 19.5 of the Master Subcontract may, in the discretion of the first arbitrator(s) empanelled, be consolidated in a single arbitration (subject in all cases to Section 17.08 below and Article 19.7 of the Master Subcontract, concerning intellectual property and confidentiality).

           17.08 Certain Disputes. Claims and controversies concerning the breach, or threatened breach, of provisions of this Agreement concerning Confidential Information and intellectual property, including ownership, infringement or misappropriation of proprietary rights may, at the election of either Party, be decided by a court of competent jurisdiction in the Central District of California to whose exclusive jurisdiction the Parties hereby submit. Promptly following filing of an action contemplated by this Section 17.08, any arbitration then pending shall be stayed or terminated, insofar as it concerns such issues.

           17.09 Fees and Costs. In any legal action or arbitration, the prevailing Party shall be entitled to recover, in addition to its damages (subject to limitations stated elsewhere in this Agreement), its reasonable attorneys' fees, expert witness fees, costs of arbitration, and other ordinary and necessary costs of litigation, as determined by the court or arbitrators. Such costs include, without limitation, costs of any legal proceedings brought to enforce an arbitral award, judgment or decree.

           17.10 Provisional Remedies. The Parties reserve all rights to obtain provisional remedies that may be available under applicable law from courts of competent jurisdiction, and no application for any such remedy shall be deemed inconsistent with the Parties' obligations to consult with one another, mediate or arbitrate certain disputes, as provided above.

ARTICLE 18 TERMINATION.

           18.01 By Exult.

(1) Exult shall have the option, but not the obligation, to terminate this Master Agreement (and/or any Service Agreement affected by the breaches described below) only if (A) (1) Unisys fails to pay when due undisputed amounts (including, without limitation, amounts determined pursuant to Article 17 (Dispute Resolution) to be owing to Exult) that exceed [***]* and (2) Unisys fails to cure such failure within [***]* after receipt from Exult of written notice thereof; or (B) Unisys intentionally and materially infringes, converts or misappropriates any material intellectual property right of Exult and fails to cure the infringement or misappropriation (if curable) within [***]* after receiving written notice from Exult. Exult hereby waives any rights it may have under this Agreement, at law or in equity to terminate this Agreement for any reasons other than those specified in clauses (A) and (B), above. Exult shall exercise its termination option by delivering to Unisys written notice of such termination identifying the termination date, which shall be at least thirty (30) days from the date such termination notice is delivered to Unisys. The termination date shall be subject to extension, as provided below.

(2) If Exult terminates the Master Agreement pursuant to Section 18.01(1), all Service Agreements then in effect shall simultaneously terminate.

(3) If Exult terminates the US Service Agreement pursuant to Section 18.01(1), Exult shall have the right, at its option, to simultaneously terminate the Master Agreement and all other Service Agreements.

(4) If Exult terminates a Service Agreement other than the US Service Agreement pursuant to Section 18.01(1), the Master Agreement and all other Service Agreements shall remain in full force and effect.

           18.02 By Unisys.

(1) Unisys shall have the right to terminate this Master Agreement or one or more Service Agreements for cause if Exult fails to perform any of its material obligations under the Master Agreement or respective Service Agreement(s), as appropriate, and does not cure such default:

        (a) within [***]* receipt of a notice of default from Unisys, if there has been a material failure to provide [***]*; or,

        (b) in all other cases, within [***]* receipt of notice provided, that if breach cannot reasonably be cured within the [***]*, the time to cure shall extend for a reasonable additional time, if Exult has (i) provided to Unisys a plan to cure such breach,
                (ii) promptly commences to implement such plan, and (iii) thereafter diligently prosecutes the plan to completion within [***]*


--------------------

*Confidential information has been omitted.

        For purposes of this Section 18.02 (including all subparagraphs) "cure" includes patches, manual or substitute procedures, workarounds and other temporary measures that substantially restore service, so long as Exult continues diligent efforts to effect a reasonably complete cure.

(2) Unisys shall have the right to terminate this Master Agreement or a Service Agreement for convenience effective as of any time on or after [***]* by giving Exult notice of the termination at least [***]* prior to the termination date specified in the notice. Notwithstanding the foregoing, Unisys may not terminate this Master Agreement or any Service Agreement unless Unisys is current in all undisputed payments then due and payable to Exult. If a purported termination for cause by Unisys is determined pursuant to Article 18 (Dispute Resolution) not to be a proper termination for cause, such termination shall be deemed a termination for convenience subject to this Section.

(3) Unisys shall have the option, but not the obligation, to terminate this Master Agreement or, from time to time, one or more affected Service Agreements, without payment of a termination charge, if Exult fails to perform any Services (excluding disaster recovery services within Exult's scope of responsibility) in any material respects because of a Force Majeure Event and (1) subject to clause (2) below, Exult does not cure such failure within [***]* the occurrence of the Force Majeure Event; or (2) such failure is not reasonably subject to cure within [***]* such occurrence. Unisys shall exercise its termination option by delivering to Exult written notice of such termination identifying the termination date. Unisys shall have no right to terminate pursuant to this Section to the extent that any failure to restore service is attributable to an interruption in or disruption of services provided by Unisys to Exult. For purposes of terminating the Master Agreement, "material" shall be determined by considering Services as a whole, under all Service Agreements, and material failures to perform under the US Service Agreement are material to the Services as a whole.

(4) Unisys shall have the option, but not the obligation, to terminate this Master Agreement and all Service Agreements in their entirety if Exult becomes or is declared insolvent or bankrupt, is the subject of any voluntary proceeding relating to its liquidation, winding-up, insolvency or the appointment of a receiver, administrator or similar officer (or has such an officer appointed for it), makes an assignment for the benefit of all or substantially all of its creditors or enters into an agreement for the composition, extension or readjustment of all or substantially all of its obligations.

(5) If Unisys terminates the Master Agreement pursuant to Section 18.02(1) through 18.02(4), all Service Agreements then in effect shall simultaneously terminate.

(6) If Unisys terminates the US Service Agreement pursuant to Section 18.02(1) or 18.02(3), then Exult shall have the right, at its option, to terminate the Master Agreement and all other Service Agreements.

(7) If Unisys terminates a Service Agreement other than the US Service Agreement pursuant to Section 18.02(1), the Master Agreement and all other Service Agreements shall remain in full force and effect.



--------------------

*Confidential information has been omitted.

(8) If Unisys terminates the Master Agreement pursuant to Section 18.02(2), all Service Agreements then in effect shall simultaneously terminate. Unisys shall pay to Exult the aggregate of the termination for convenience fees set forth in Schedule C to each of the Service Agreements.

(9) If Unisys terminates the US Service Agreement pursuant to Section 18.02(2), then Exult shall have the right, at its option, to terminate
        (a) the Master Agreement and all other Service Agreements, in which case Unisys shall pay to Exult the aggregate of the termination for convenience fees set forth in Schedule C to each of the Service Agreements or (b) selected Service Agreements, in which case Unisys shall pay to Exult the aggregate of the termination for convenience fees set forth in Schedule C to each of the terminated Service Agreements.

(10) If Unisys terminates a Service Agreement other than the US Service Agreement pursuant to Section 18.02(2), the Master Agreement and all other Service Agreements shall remain in full force and effect. Unisys shall pay to Exult the termination for convenience fees set forth in Schedule C to the terminated Service Agreement.

(11)    [***]*

(12) Termination fees, when payable as provided above, shall accompany Unisys notice of termination.

           18.03 Termination Assistance. Upon request by Unisys and in anticipation of the expiration or the termination of this Master Agreement or a Service Agreement, if all undisputed payments due to Exult under this Master Agreement and the Service Agreement have been paid, Exult shall provide to Unisys the services set forth in Schedule T to the Service Agreement (the "Termination Assistance Services") and otherwise requested by Unisys to effect a smooth transition. Exult shall provide the Termination Assistance Services for up to [***]* prior to the termination or expiration of the Master Agreement or Service Agreement at the rates then in effect; provided, however, that to the extent such Termination Assistance Services cause Exult to use resources beyond those otherwise then being provided by Exult as part of the Services or incur additional costs, such Termination Assistance Services shall constitute and be performed as New Services. In addition, at Unisys request, Exult shall provide the Termination Assistance Services for up to [***]* after the effective date of the termination or expiration of this Master Agreement or the Service Agreement by Unisys at [***]* rates. The period during which the Termination Assistance Services are provided, shall be referred to as the "Termination Assistance Period." Exult shall make reasonable efforts to comply with the Service Levels during the Termination Assistance Period, for so long as Exult remains responsible for particular services, but shall have no liability for payment of any Service Credit for any unexcused failure to meet any Key Performance Indicator. Unisys shall pay for Termination Assistance Services in accordance with the terms of this Agreement, without regard to any asserted right to withhold payment or set off claims (other than good faith claims concerning charges for Termination Assistance Services). In case of termination for nonpayment by Unisys, Exult may condition performance of Termination Assistance Services upon advance payment or other reasonable assurances of payment reasonably satisfactory to Exult.



--------------------

*Confidential information has been omitted.

           18.04 Exit Rights. Upon the expiration or termination of a Service Agreement Exult shall provide the Termination Assistance Services in accordance with Section 18.04;

(1) Unisys shall allow Exult to use, at no charge, those Unisys facilities and Unisys assets (including the Unisys Software and the Unisys Machines) being used to perform the Termination Assistance Services for as long as Exult is providing the Termination Assistance Services;

(2) Upon the later of the expiration or termination of all of the Service Agreements and the end of all of the Termination Assistance Periods, the rights granted to Exult in Section 11.03 shall immediately revert to Unisys (except to the extent agreed in writing through Addendum No. 1 to the Master Subcontract or otherwise); and

(3) Upon Unisys request, with respect to any contracts applicable to the Services being provided to Unisys on a dedicated, full-time basis for maintenance, disaster recovery services and other necessary third party services being used by Exult to perform the Services as of the date of the expiration or termination of the Service Agreement, Exult shall transfer or assign such agreements to Unisys or its designee, on terms and conditions acceptable to both Parties; provided, however, that Unisys provided Exult with reasonable notice prior to entering into such contracts that Unisys may desire such transfer or assignment and Unisys pays any costs associated with such transfer or assignment.

(4) Exult shall return all Unisys Data and Unisys Software, in the form maintained, or as otherwise reasonably requested by Unisys, when required by the relevant Service Agreement, or whenever Unisys otherwise requests, at the time of termination or expiration, or at any other time. Exult has no right to retain (other than authorized archival copies), encrypt, corrupt or destroy any Unisys Data or Unisys Software, and waives any and all statutory or common law liens, claims of lien or similar rights, remedies or encumbrances that may now or hereafter exist and might limit or condition Exult's obligations.

(5) If Exult breaches, or threatens to breach, its obligation to provide Unisys with Termination Assistance, Unisys represents that it would be irreparably harmed. In such circumstances, Unisys shall be entitled to proceed directly to a court of competent jurisdiction and obtain such injunctive, declaratory or other injunctive relief as may be reasonably necessary to prevent such breach.


ARTICLE 19 INDEMNITIES.

           19.01 Infringement. Each Party (an "Indemnifying Party") agrees to indemnify, defend and hold the other Party and its Representatives ("Indemnified Parties") harmless from and against any and all Losses incurred by an Indemnified Party arising from any third party claim of United States patent, trade secret or copyright infringement asserted against the Indemnified Party by virtue of the Indemnified Party's use of the Indemnifying Party's intellectual property; provided, however, that (1) the Indemnifying Party is given prompt notice of any such claim, (2) has the right to control and direct the defense of such claim and (3) the Indemnified Party fully cooperates with the Indemnifying Party in such defense, all as provided by Section 19.06, below. No Indemnifying Party shall have any liability for any claim of infringement that results from or relates to (a) any modification or enhancement to its intellectual property by an Indemnified Party,

(b) any failure by an Indemnified Party to implement or install the Indemnifying Party's intellectual property as directed by the Indemnifying Party, (c) the combination, operation or use of the Indemnifying Party's intellectual property with third party programs, data or documentation and (d) materials, items, resources, or services provided or performed by the Indemnified Party (whether or not used in connection with or incorporated into the Indemnified Party's software). In the event the Indemnifying Party's intellectual property, in the Indemnifying Party's opinion, is likely to or do become the subject of a claim of infringement, the Indemnifying Party shall have the right at its sole option and expense to (i) modify the allegedly infringing intellectual property to be non-infringing, (ii) obtain for the Indemnified Party a license to continue using the allegedly infringing intellectual property or (iii) terminate the license granted hereunder with respect to the allegedly infringing intellectual property and refund to the Indemnified Party a pro rata portion of the fee paid, if any, for that portion of the allegedly infringing intellectual property, respectively, which is the subject of such infringement, such portion based on a straight line depreciation over a five-year term beginning on the delivery of such portion of the intellectual property to the Indemnified Party.

           19.02 Personal Injury and Property Damage By Exult. Exult agrees to indemnify, defend and hold Unisys harmless, from and against any and all Losses incurred by Unisys arising from any third party claim for (1) bodily injuries to, including fatal injury or disease to, Exult employees and (2) damage to tangible real or personal property of Exult and Exult employees arising from or in connection with negligent acts or omissions of Exult and its Representatives in connection with this Master Agreement or the Service Agreement.

           19.03 Personal Injury and Property Damage By Unisys. Unisys agrees to indemnify, defend and hold Exult and Exult Representatives harmless, from and against any and all Losses arising from any third party claim for (1) bodily injuries to, including fatal injury or disease to, Unisys employees and (2) damage to tangible real or personal property of Unisys and Unisys employees arising from or in connection with negligent acts or omissions of Unisys and its Representatives in connection with this Master Agreement or the Service Agreement.

           19.04 By Unisys. Unisys agrees to indemnify, defend and hold Exult and Exult Representatives harmless from and against any and all Losses arising from any third party claim relating to: (1) any amounts, including taxes, interest and penalties which are obligations of Unisys pursuant to Section 12.03; (2) any breach or default by Unisys in the performance of Unisys obligations under agreements with third parties; (3) any breach of Unisys representations and warranties in this Agreement, any Service Agreement, or Schedule to this Agreement or any Service Agreement; (4) any violations of law by Unisys; (5) Unisys failure to perform any obligations required to be performed by it under any contracts assigned or otherwise transferred to Exult, which obligations arose before the transfer or are specifically excluded from the transfer; and (6) any business practices or negligent acts or omissions by Unisys that cause liability to any third party and for which Exult is asserted to be responsible by virtue of its financial, administrative or management responsibilities under the Master Agreement or any Service Agreement.

           19.05 By Exult. Exult agrees to indemnify, defend and hold Unisys and Unisys Representatives harmless from and against any and all Losses arising from any third party claim relating to: (1) Exult's failure to perform any obligations required to be performed by it under any contracts assigned or otherwise transferred to Exult, after assignment or transfer, (2) Claims arising out of or related to occurrences Exult is required to insure against pursuant to
Article 21 (Insurance), (3) any breach or default by Exult in the performance of Exult's obligations under agreements with third parties; (4) any breach of Exult's representations and warranties in this

Agreement, any Service Agreement, or Schedule to this Agreement or any Service Agreement; and (5) any violations of law by Exult; and (6) any business practices or negligent acts or omissions by Exult that cause liability to any third party and for which Unisys is asserted to be responsible by virtue of its financial, administrative or management responsibilities under the Master Agreement or any Service Agreement.

           19.06 Indemnification Procedures. If any third party claim is commenced against an Indemnified Party under Sections 19.01 through 19.05, inclusive, notice thereof shall be given to the Indemnifying Party as promptly as practicable. If, after such notice, the Indemnifying Party shall acknowledge that this Section applies with respect to such claim, then the Indemnifying Party shall be entitled, if it so elects, in a notice promptly delivered to the Indemnified Party, but in no event less than ten (10) days prior to the date on which a response to such claim is due, to immediately take control of the defense and investigation of such claim and to employ and engage attorneys reasonably acceptable to the Indemnified Party to handle and defend the same, at the Indemnifying Party's sole cost and expense. Where conflicting interests so require, the Indemnified Party shall have separate counsel, at the Indemnifying Party's expense. The Indemnified Party shall cooperate, at the cost of the Indemnifying Party, in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial and defense of such claim and any appeal arising therefrom; provided, however, that the Indemnified Party may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such claim and any appeal arising therefrom. No settlement of a claim pursuant to this Section that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into without the consent of the Indemnified Party, which consent shall not be unreasonably withheld. After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such claim, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses incurred thereafter by such Indemnified Party in connection with the defense of that claim. If the Indemnifying Party does not assume full control over the defense of a claim subject to such defense as provided in this Section, the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend the claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.

           19.07 Subrogation. In the event that a Party is obligated to indemnify the other Party pursuant to Sections 19.01 through 19.05, the Indemnifying Party shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the claims and defenses to which such indemnification relates.


ARTICLE 20 DAMAGES.

           20.01 Direct Damages.

(1) ANY AND ALL CLAIMS ASSERTING LIABILITY OF EITHER PARTY OR ITS REPRESENTATIVES TO THE OTHER PARTY OR ANY THIRD PARTY ARISING FROM OR IN CONNECTION WITH A SERVICE AGREEMENT OR THE LICENSE OR USE OF THE EXULT SOFTWARE, UNISYS SOFTWARE OR THE NEW INTELLECTUAL PROPERTY OR THE PROVISION OF SERVICES UNDER SUCH SERVICE AGREEMENT, HOWEVER CAUSED, REGARDLESS OF THE FORM OF ACTION AND ON ANY THEORY OF LIABILITY, INCLUDING CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER TORT, SHALL BE BROUGHT UNDER THE APPLICABLE SERVICE AGREEMENT.

(2) THE ENTIRE LIABILITY OF (a) EXULT AND EXULT REPRESENTATIVES TO UNISYS OR ANY THIRD PARTY AND (b) UNISYS AND UNISYS REPRESENTATIVES TO EXULT OR ANY THIRD PARTY, IN EACH CASE ARISING FROM OR IN CONNECTION WITH A SERVICE AGREEMENT AND THE LICENSES AND USE OF THE SOFTWARE AND THE NEW INTELLECTUAL PROPERTY AND THE PROVISION OF SERVICES UNDER SUCH SERVICE AGREEMENT, HOWEVER CAUSED, REGARDLESS OF THE FORM OF ACTION AND ON ANY THEORY OF LIABILITY, INCLUDING CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER TORT, SHALL BE [***]*.

(3) IN NO EVENT SHALL THE ENTIRE LIABILITY OF (a) EXULT AND EXULT REPRESENTATIVES COLLECTIVELY OR (b) UNISYS, AND UNISYS REPRESENTATIVES COLLECTIVELY, IN EACH CASE UNDER ARISING FROM OR IN CONNECTION WITH THIS MASTER AGREEMENT, ALL OF THE SERVICE AGREEMENTS, THE LICENSE OR USE OF THE EXULT SOFTWARE, UNISYS SOFTWARE, THE NEW INTELLECTUAL PROPERTY, AND THE PROVISION OF SERVICES UNDER THIS MASTER AGREEMENT AND ALL SERVICE AGREEMENTS EXCEED [***]*.

(4) Notwithstanding section 20.01(1), section 20.01(2) and section 20.01(3), neither Party shall be liable for or seek recovery for any damages arising from or in connection with this Master Agreement or a Service Agreement and the licenses and use of the software and the New Intellectual Property and the provision of Services under this master agreement or a service agreement to the extent such damages are less than [***]*.

(5) Exult shall have no liability for damages to the extent attributable to deficiencies in Unisys systems, prior to completion of transition for relevant business processes.

           20.02 Consequential Damages. IN NO EVENT SHALL EITHER PARTY HAVE ANY LIABILITY, REGARDLESS OF THE FORM OF ACTION AND ON ANY THEORY OF LIABILITY, INCLUDING CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER TORT, FOR ANY LOSS OF INTEREST, PROFIT OR REVENUE BY THE OTHER PARTY OR FOR ANY CONSEQUENTIAL, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY THE OTHER PARTY, ARISING FROM OR RELATED TO THIS MASTER AGREEMENT OR A SERVICE AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES.

           20.03 Exclusions and Limitations.

(1) The limitations and exclusions of liability set forth in this Article are not applicable to the obligation or failure of Unisys to make payments due or past due under this Master Agreement or a Service Agreement. In addition, in no event shall either Party or its Representatives be liable for any damages if, and to the extent, caused by the other Party's failure to perform its responsibilities, as set forth in this Master Agreement or the Service Agreements.

(2) In no event shall Exult or Exult Representatives be responsible or liable for (a) any corruption, damage, loss or mistransmission of data,
        (b) the security of data during transmission via public telecommunications facilities or (c) the content of any data provided by Unisys or Unisys Representatives.



--------------------

*Confidential information has been omitted.

(3) The limitations and exclusions of liability set forth in this Article are not applicable to direct damage to tangible property or injury to persons, including death, caused by and to the extent of the negligent acts or omissions of either Party.

(4) The limitations in this Article shall not apply to claims that concern or relate to (1) intentional infringement of either Party's intellectual property rights, (2) misappropriation or conversion of the other Party's intellectual property rights or (3) intentional, wrongful disclosure of the other Party's Confidential Information.

(5)     [***]*

               20.04 Mitigation. Each Party shall have a duty to mitigate damages for which the other Party is liable.

               20.05 Acknowledgment. Exult and Unisys each acknowledge that the limitations and exclusions set forth in this Master Agreement and the Service Agreements have been the subject of active and complete negotiations between the Parties and represent the Parties' agreement based upon the level of risk to Exult and Unisys associated with their respective obligations under this Master Agreement and the Service Agreements and the payments made to Exult pursuant to this Master Agreement and the Service Agreements.


ARTICLE 21 INSURANCE.

           21.01 Insurance. During the Master Term, Exult shall obtain and maintain at its own expense, insurance of the type and in the amounts set forth below:

(1) statutory workers' compensation for Exult's employees in accordance with all Federal, state and local requirements;

(2) commercial general liability (including contractual liability insurance) ($2,000,000);

(3)     professional liability [***]*;

(4)     umbrella liability [***]*

(5)     automobile liability [***]*; and

(6)     property damage [***]*.

           21.02 Insurance Documentation. To the extent third party insurance is obtained or maintained pursuant to Section 21.01, Exult shall, upon Unisys request, furnish to Unisys certificates of insurance or other appropriate documentation (including evidence of renewal of insurance) evidencing all coverages referenced in Section 21.01 and, if and to the extent applicable, naming Unisys as an additional insured. Such certificates or other documentation shall include a provision whereby 30 days' notice must be received by Unisys prior to coverage cancellation or material alteration of the coverage by either Exult or the applicable insurer. Such cancellation or



--------------------

*Confidential information has been omitted.

material alteration shall not relieve Exult of its continuing obligation to maintain insurance coverage in accordance with this Article.

           21.03 Risk of Loss. Each Party shall be responsible for risk of loss of, and damage to, any Equipment, Software or other materials in its possession or under its control.


ARTICLE 22 MISCELLANEOUS PROVISIONS.

           22.01 Notices. Except as otherwise specified in this Master Agreement or a Service Agreement, all notices, requests, consents, approvals, agreements, authorizations, acknowledgements, waivers and other communications required or permitted under this Master Agreement and the Service Agreements shall be in writing and shall be deemed given when sent by facsimile to the facsimile number specified below or delivered by hand to the address specified below. A copy of any such notice shall also be sent by express air mail on the date such notice is transmitted by facsimile to the address specified below:

           In the case of Unisys:

                  Unisys Corporation

                  1 Unisys Way
                  Blue Bell, Pennsylvania 19424-0001
                  [***]*
                  [***]*



           In the case of Exult:

                  Exult, Inc.
                  4 Park Plaza, Suite 1000
                  Irvine, California 92614
                  [***]*
                  [***]*
                  [***]*

Either Party may change its address or facsimile number for notification purposes by giving the other Party ten (10) days' notice of the new address or facsimile number and the date upon which it shall become effective.

           22.02 Assignment and Third Party Beneficiaries. Neither Party, without the consent of the other Party, assign this Master Agreement or any Service Agreement or any of its rights under this Master Agreement or any Service Agreement, in whole or in part, and may not delegate its obligations under this Master Agreement or any Service Agreement (except for permitted subcontracts), provided, that in the event of an assignment arising from a Change of Control of Exult, no consent shall be required and Unisys sole rights shall be termination in accordance with Sections 18.02(2) (for convenience) and 18.02(11) (for convenience following certain Changes of Control). Any such purported assignment or delegation in contravention of this Section shall be null and void. Each Party intends that this Master Agreement and the Service Agreement shall not benefit, or create any right or cause of action in or on behalf of, any person or entity other than the Parties.

           22.03 Relationship. The Parties intend to create an independent contractor relationship and nothing contained in this Master Agreement or any Service Agreement shall be construed to make either Unisys or Exult partners, joint venturers, principals, Representatives or employees of the other. No officer, director, employee or Exult Representative retained by Exult to perform work on Unisys behalf under this Master Agreement or any Service Agreement shall be deemed to be an employee of Unisys or a Unisys Representative. Neither Party shall have any right, power or authority, express or implied, to bind the other. Exult shall have the sole right to supervise, manage, contract, direct, procure, perform or cause to be performed, all work to be performed by Exult under this Master Agreement and the Service Agreements.

           22.04 Severability and Waivers. If any provision of this Master Agreement or the Service Agreements is held by arbitrator(s) or a court of competent jurisdiction to be contrary to Law, then the remaining provisions of this Master Agreement or the Service Agreements, if capable of substantial performance, shall remain in full force and effect. No delay or omission by either Party to exercise any right or power it has under this Master Agreement or the Service Agreements shall impair or be construed as a waiver of such right or power. A waiver by any Party of any breach or covenant shall not be construed to be a waiver of any succeeding breach or any other covenant. All waivers must be signed by the Party waiving its rights.

           22.05 Survival. The terms of Articles and Sections 4.14, 11.01, 11.05, 12.07, 13, 15, 16.05, 17, 18.04, 18.05, 19, 20, 22.01 through 22.07
(inclusive), 22.13, 22.14 and all other provisions of this Master Agreement or any Service Agreement that contemplate observance or performance after expiration or termination shall survive the expiration or termination of this Master Agreement and the Service Agreements.

           22.06 Governing Law. This Master Agreement and the Service Agreements and the rights and obligations of the Parties under this Master Agreement and the Service Agreements shall be governed by and construed in accordance with the Laws of California, without giving effect to the principles thereof relating to the conflicts of Laws.

           22.07 Sole and Exclusive Venue. Subject to the provisions of Article 15, each Party irrevocably agrees that any legal action, suit or proceeding brought by it in any way arising out of this Master Agreement or the Service Agreements must be brought solely and exclusively in United States District Court for the Central District of California or in the state courts of the State of California and irrevocably accepts and submits to the sole and exclusive jurisdiction of each of the aforesaid courts in personam, generally and unconditionally with respect to any action, suit or proceeding brought by it or against it by the other Party; provided, however, that this Section shall not prevent a Party against whom any legal action, suit or proceeding is brought by the other Party from seeking to remove such legal action, suit or proceeding, pursuant to applicable federal law, to the district court of the United States of America for the district and division embracing the place where the action is pending in the state courts of California , and in the event an action is so removed each Party irrevocably accepts and submits to the jurisdiction of the aforesaid district court. Each Party hereto further irrevocably consents to the service of process from any of the aforesaid courts by mailing copies thereof by registered or certified mail, postage prepaid, to such

Party at its address designated pursuant to this Master Agreement or the Service Agreement, with such service of process to become effective 30 days after such mailing.

           22.08 Force Majeure.

(1) If and to the extent that a Party's performance of any of its obligations pursuant to this Agreement is prevented, hindered or delayed by fire, flood, earthquake, elements of nature or acts of God, acts of war, terrorism, riots, civil disorders, rebellions or revolutions, or any other similar cause beyond the reasonable control of such Party (each, a "Force Majeure Event"), and such non-performance, hindrance or delay could not have been prevented by reasonable precautions, then the non-performing, hindered or delayed Party shall be excused for such non-performance, hindrance or delay, as applicable, of those obligations affected by the Force Majeure Event for as long as such Force Majeure Event continues and such Party continues to use its best efforts to recommence performance whenever and to whatever extent possible without delay, including through the use of alternate sources, workaround plans or other means. The Party whose performance is prevented, hindered or delayed by a Force Majeure Event shall immediately notify the other Party of the occurrence of the Force Majeure Event and describe in reasonable detail the nature of the Force Majeure Event.

(2) If any Force Majeure Event prevents, hinders or delays performance of the Services for more than two (2) days, Unisys may procure such Services from an alternate source and Exult shall reimburse Unisys for the costs and expenses incurred by Unisys in procuring such Services.

(3) Except as provided in Section 22.08(2), above, nothing in this Article shall limit Unisys obligation to pay any Fees due Exult under this Agreement; provided, however, that if Exult fails to provide the Services in accordance with this Master Agreement or any Service Agreement due to the occurrence of a Force Majeure Event, the Fees shall be adjusted in a manner such that Unisys is not responsible for the payment of any Fees for Services that Exult fails to provide.

Whenever a Force Majeure Event requires Exult to allocate limited resources between or among Exult's customers, Exult will allocate those resources equitably, so that no Exult customer receiving services similar to the Services has any greater priority in the restoration of those services.

           22.09 Nonperformance. In the event that Exult's performance of the Services requires or is contingent upon Unisys performance of an obligation under this Master Agreement or a Service Agreement, and Unisys delays or withholds such performance beyond the agreed-upon time period (or beyond five days, if a time period is not specified), the time for the performance of Exult's obligations shall be extended for the period of such delay in, or withholding of, performance.

           22.10 Right to Provide Services. Subject to Section 4.14, above, each Party recognizes that Exult personnel providing services to Unisys under this Master Agreement and the Service Agreements may perform similar services for others and neither this Master Agreement nor the Service Agreements shall prevent Exult from using the personnel and equipment provided to Unisys under this Master Agreement or the Service Agreements for such purposes.

           22.11 Right to Manage Performance. Exult has the sole right to supervise, manage, contract, direct, procure, perform or cause to be performed all work and services to be performed by Exult.

           22.12 Further Assurances. Each of the Parties acknowledges and agrees that, subsequent to the execution and delivery of this Master Agreement and the Service Agreements and without any additional consideration, each of the Parties shall execute and deliver any further legal instruments and perform any actions which are or may become necessary to effectuate the purposes of this Master Agreement or the Service Agreements.

           22.13 Solicitation. During the Service Agreement Terms [***]* neither Party shall directly solicit any employees of the other Party without such Party's consent (except as otherwise permitted by Schedule J to any Service Agreement concerning Termination Assistance).

           22.14 Limitation Period. Neither Party may bring an action, regardless of form, arising out of this Master Agreement or the Service Agreements more than [***]* after the cause of action has arisen or the date such cause of action was or should have been discovered.

           22.15 Negotiated Terms. The Parties agree that the terms and conditions of this Master Agreement and the Service Agreements are the result of negotiations between the Parties and that neither this Master Agreement nor the Service Agreements shall be construed in favor of or against any Party by reason of the extent to which any Party or its professional advisors participated in the preparation of this Master Agreement or the Service Agreements.

           22.16 Consents, Approvals and Requests. Except as specifically set forth in this Master Agreement or a Service Agreement, all consents, approvals, notices, requests and similar actions to be given by either Party under this Master Agreement or a Service Agreement shall not be unreasonably withheld or delayed and each Party shall make only reasonable requests under this Master Agreement and the Service Agreements.

           22.17 Entire Agreement; Amendments; Counterparts. This Master Agreement and the Service Agreements represent the entire agreement between the Parties with respect to their subject matter, and there are no other representations, understandings or agreements between the Parties relative to such subject matter. No amendment to, or change, waiver or discharge of, any provision of this Master Agreement or the Service Agreements shall be valid unless in writing and signed by an authorized representative of each of the Parties. This Master Agreement and the Service Agreements may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the Parties.


                             *   *   *   *



--------------------

*Confidential information has been omitted.

        IN WITNESS WHEREOF, each of Unisys and Exult has caused this Master Agreement to be signed and delivered by its duly authorized representative.



                                       UNISYS CORPORATION


                                       By:
                                           ------------------------------------
                                           Name: David O. Aker
                                           Title:  Senior Vice President,
                                           Worldwide Human Relations



                                       EXULT, INC.


                                       By:
                                           ------------------------------------
                                           Name:  Scott J. Figge
                                           Title: Vice President

                             SCHEDULE Z DEFINITIONS


(1)     "Approved Auditors" shall have the meaning set forth in Section 13.02.

(2)     "Change" shall have the meaning set forth in Section 7.01(1).

(3) "Change Control Management" shall mean the written description of how Changes shall be implemented under this Master Agreement and the Services Agreements as set forth in Schedule K.

(4) "Change Order" shall mean a document agreed upon by the Parties (1) implementing a Change or (2) adding a New Service under a Service Agreement.

(5) "Confidential Information" shall mean (1) with respect to Unisys, any information, technical data or know-how of Unisys which is identified by Unisys as confidential at the time of disclosure, (2) with respect to Exult, any information, technical data or know-how of Exult disclosed by or relating to Exult, including the Exult Software, and (3) with respect to Unisys and Exult, the terms of this Master Agreement and the Service Agreement.

(6) "Consents" shall mean all licenses, consents, authorizations and approvals that are necessary to allow Exult and Exult Representatives to use Unisys owned, licensed and leased assets, including the Unisys Software and the Unisys Machines.

(7) "Contract Year" shall mean the twelve month period from September 1 through August 31 of the following calendar year.

(8) "Designated Unisys Competitors" shall mean shall mean the companies identified by Schedule E and their successors. Unisys may update Schedule E once in each Contract Year to substitute no more than two (2) competitors, by written notice to Exult, but (i) the total number of Designated Unisys Competitors shall not exceed eleven (11).

(9) "Exult" shall mean Exult, Inc, a Delaware corporation, having its principal place of business at 4 Park Plaza, Suite 1000, Irvine, California 92614.

(10) "Exult Affiliate" shall mean any entity that, directly or indirectly, Controls, is Controlled by or is under common Control with Exult.

(11) "Exult Client Service Centers" shall mean those Exult facilities from which Exult provides processing services to Unisys.

(12)    "Exult Country Client Executive" shall have the meaning set forth in
        Section 4.03(2).

(13)    "Exult Global Client Executive" shall have the meaning set forth in
        Section 4.03(1).

(14) "Exult Key Employees" shall mean Exult's Global Client Executive, US Country Executive, and finance manager, and such other positions as may be identified from time to time by mutual agreement.

(15) "Exult Machines" shall mean the Machines owned or leased by Exult that are used in connection with the Services.

(16) "Exult Proprietary Software" shall mean the Software owned or developed by or on behalf of Exult that is used in connection with the Services.

(17) "Exult Representatives" shall mean Exult Affiliates and subcontractors, suppliers and agents of Exult and Exult Affiliates.

(18) "Exult Software" shall mean the Exult Proprietary Software and the Exult Third Party Software, collectively.

(19) "Exult Third Party Software" shall mean the Software licensed or leased by Exult from a third party that is used in connection with the Services.

(20) "Fees" shall have the meaning set forth in Section 12.01 of the Master Agreement.

(21)    "Force Majeure Event" shall have the meaning set forth in Section 22.08.

(22) "Governmental Authority" shall mean any international, national, provincial, municipal, local, territorial or other governmental department, regulatory authority, judicial or administrative body, domestic, international or foreign.

(23)    "Indemnified Party" shall have the meaning set forth in Section 19.05.

(24)    "Indemnifying Party" shall have the meaning set forth in Section 19.05.

(25) "Initial Master Agreement Expiration Date" shall have the meaning set forth in Section 3.01.

(26) "Initial Service Agreement Expiration Date" shall have the meaning set forth in Section 3.01 of the Service Agreement.

(27) "Key Performance Indicator" shall mean the performance level that must be met to avoid a financial or business impact to Unisys as further described in Schedule B to the Service Agreement.

(28) "Law" shall mean any declaration, decree, directive, legislative enactment, order, ordinance, regulation, rule or other binding requirement of or by any Governmental Authority.

(29)    Listed Unisys Competitors shall mean the companies identified by
        Schedule I, as updated in accordance with Section 4.14.

(30) "Losses" shall mean any and all damages, fines, penalties, deficiencies, losses, liabilities (including settlements and judgments) and expenses (including interest, court costs, reasonable fees and expenses of attorneys, accountants and other experts or other reasonable fees and expenses of litigation or other proceedings or of any claim, default or assessment).

(31) "Machines" shall mean computers and related equipment, including central processing units and other processors, controllers, modems, communications and telecommunications equipment (voice, data and video), cables, storage devices, printers, terminals, other peripherals, input and output devices, and other tangible mechanical and electronic equipment intended for the processing, input, output, storage, manipulation, communication, transmission and retrieval of information and data.

(32) "Managed Agreements" shall mean the third party agreements relating to services provided to Unisys which Exult shall manage and administer on Unisys behalf.

(33)    "Master Agreement" shall have the meaning set forth in the Preamble.

(34)    "Master Agreement Effective Date" shall mean September 1, 2000.

(35) "Master Agreement Date" shall have the meaning set forth in the Preamble.

(36) "Master Subcontract" shall mean the Master Subcontract between Exult and Unisys dated as of December 31, 1999.

(37)    "Master Term" shall have the meaning set forth in Section 3.01.

(38) "Master Transition Plan" shall mean the detailed description of the obligations of each Party in respect of the transition of the Services from Unisys to Exult as set forth in Schedule G.

(39) "New Intellectual Property" shall mean any (a) Software and (b) literary works or other works of authorship, including documentation, reports, drawings, charts, graphics and other written documentation, in each instance, that is/are created by Exult for Unisys pursuant to this Master Agreement or a Service Agreement.

(40) "New Service(s)" shall mean (a) any service that is not expressly included in Schedule A to the relevant Service Agreement and that Exult has the capability of performing or (b) services included in Schedule A to the US Service Agreement but which are to be provided to an entity not receiving such Services as of Master Agreement Effective Date.

(41)    "Non-US Service Agreement" shall have the meaning set forth in Section
        1.01.

(42)    "Parties" shall mean Unisys and Exult, collectively.

(43)    "Party" shall mean either Unisys or Exult, as the case may be.

(44) "Process(es)" mean one or more of the seventeen (17) business processes identified in Section 2 to Schedule A to the US Service Agreement.

(45) "Process Take On Date" means 00:01 A.M. local time on the day on which Exult assumes responsibility for delivery of the applicable Process pursuant to the applicable Transition Plan.

(46) "Project Staff" shall mean the personnel of Exult and Exult Representatives who provide the Services.

(47) "Related Documentation" shall mean, with respect to Software, all materials, documentation, specifications, technical manuals, user manuals, flow diagrams, file descriptions and other written information that describes the function and use of such Software, as applicable.

(48)    "Renewal Period" shall have the meaning set forth in Section 3.03.

(49) "Reporting Service Levels" shall mean the quantitative and qualitative performance levels used to measure Exult's performance of services as further described in Schedule B to the Services Agreement.

(50) "Representatives" shall mean Unisys Representatives or Exult Representatives, as the case may be.

(51)    "Service Agreement(s)" shall have the meaning set forth in Section 1.01.

(52)    "Service Agreement Effective Date" shall have the meaning set forth in
        Section 3.01 of the Service Agreement.

(53)    "Service Agreement Term" shall mean the term of a Service Agreement.

(54) "Service Levels" shall have the mean the Reporting Service Levels and the Key Performance Indicators, collectively.

(55) "Services" shall have the meaning set forth in Section 4.01 of the Service Agreement.

(56) "Software" shall mean the object and source code versions of any applications programs, operating system software, computer software languages, utilities, other computer programs and Related Documentation, in whatever form or media, including the tangible media upon which such applications programs, operating system software, computer software languages, utilities, other computer programs and Related Documentation are recorded or printed.

(57)    Steering Committee shall mean the committee created under Section 4.07.

(58) "Systems" shall mean the Software and the Machines, collectively, used to provide the Services.

(59)    "Termination Assistance Period" shall have the meaning set forth in
        Section 18.04.

(60)    "Termination Assistance Services" shall have the meaning set forth in
        Section 18.04.

(61) "Third Party Contracts" shall mean the Managed Agreements and the Transferred Agreements, collectively.

(62) "Transferred Agreements" shall mean the third party agreements relating to services provided to Unisys for which Exult shall have financial and administrative responsibility.

(63) "Transition Period" shall have the meaning set forth in the Master Transition Plan.

(64) "Transition Plan" shall mean the detailed description of the obligations of each Party in respect of the transition of the services in respect of each Service Agreement as set forth in Schedule G to a Service Agreement.

(65) "Unisys" shall mean Unisys Corporation a Delaware corporation having its principal place of business at Township Line and Union Meeting Roads, Blue Bell, Pennsylvania 19424, and the Unisys Affiliates.

(66) "Unisys Affiliate" shall mean any entity that, directly or indirectly, Controls, is Controlled by or is under common Control with Unisys.

(67) "Unisys Client Executive" shall have the meaning set forth in Section 10.01(2).

(68)    "Unisys Data" shall have the meaning set forth in Section 14.01.

(69)    "Unisys Global Client Executive" shall have the meaning set forth in
        Section 10.01(1).

(70) "Unisys Machines" shall mean the Machines owned or leased by Unisys that are listed in Schedule V to the Service Agreement, as may be modified by agreement of the Parties from time to time during the Service Agreement Term.

(71)    "Unisys Network" shall mean Unisys internal computing network.

(72) "Unisys Proprietary Software" shall mean the Software owned by Unisys that is listed in Schedule F to the Service Agreement, as may be modified by agreement of the Parties from time to time during the Service Agreement Term.

(73)    "Unisys Representatives" shall mean contractors and agents of Unisys.

(74) "Unisys Software" shall mean the Unisys Proprietary Software and the Unisys Third Party Software, collectively.

(75) "Unisys Third Party Software" shall mean the Software licensed or leased by Unisys from a third party that is listed in Schedule F to the Service Agreement, as may be modified by agreement of the Parties from time to time during the Service Agreement Term.

(76)    "US Service Agreement" shall have the meaning set forth in Section 1.01.

(77) "Use" shall mean the right to load, execute, store, transmit, display, copy, maintain, modify, enhance, create derivative works, make and have made.

(78) "Year 2000 Ready" means that a product so designated, when used in accordance with the applicable product documentation provided by Unisys, shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) from, into and between the 20th and 21st centuries and 1999 and 2000, including leap year calculations, provided that all third party products used in combination with the product properly exchange date data with it, and provided further that no unauthorized modification has been made to such product.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------









                        UNITED STATES SERVICES AGREEMENT

                                   SCHEDULE A

                             DESCRIPTION OF SERVICES











--------------------------------------------------------------------------------
US Sch. A                                                                 EXULT
Final

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------


                                TABLE OF CONTENTS


1       INTRODUCTION..................................................................................1

2       HUMAN RESOURCES SERVICES......................................................................1

        2.1     TOTAL COMPENSATION....................................................................1
                2.1.1       Compensation..............................................................1
                2.1.2       Benefits..................................................................1
                2.1.3       Payroll...................................................................2

        2.2     EMPLOYEE DATA MANAGEMENT..............................................................2
                2.2.1       Employee Data and Records Management......................................2
                2.2.2       HR Information Technology and Information Services ("HRIT")...............2

        2.3     WORKFORCE PLANNING....................................................................2
                2.3.1       Resourcing/Recruiting/Staffing............................................2
                2.3.2       Expatriate Relocation and Administration..................................3
                2.3.3       Domestic Relocation Administration........................................3
                2.3.4       Severance.................................................................3

        2.4     ORGANIZATION AND PEOPLE DEVELOPMENT...................................................3
                2.4.1       Organization Development..................................................3
                2.4.2       Performance Management....................................................3
                2.4.3       Employee Development......................................................3
                2.4.4       Policy and Legal Compliance...............................................4

        2.5     WORKFORCE SERVICES....................................................................4
                2.5.1       HR Strategy...............................................................4
                2.5.2       Labor Relations...........................................................4
                2.5.3       Employee Relations........................................................4

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------


                                   SCHEDULE A

                             DESCRIPTION OF SERVICES


1       INTRODUCTION

        This Schedule describes certain duties, obligations and responsibilities of Exult and of Unisys in performing the Services.


        Except where specifically set out in the applicable Transition Plan, from the Process Take On Date, Exult shall provide each Process included in the Services [***]*

        Exult shall assume responsibility for each of the Processes set out in this Schedule on the applicable Process Take On Date. The following legend applies for all tables in this Schedule A.



                                      Table Legend

                        X       Performs Responsibility

                        A       Approves


2       HUMAN RESOURCES SERVICES

        Exult and Unisys will perform the Human Resources ("HR") services as defined in this Section 2. For responsibilities where there is no identification of the service to be provided, Exult and Unisys will provide the Service [***]*


        2.1     TOTAL COMPENSATION


                2.1.1   Compensation

                Compensation is the development of compensation strategy, plan designs, administration of plans, communication of those plans, and third party vendor management. The function ensures and administers the various compensation programs that range from base pay, executive compensation, variable pay programs and other business-needs based pay plans. Additionally, the function determines the appropriate competitive level and mix of base pay, short-term incentives and long term incentives.

                [***]*


                2.1.2   Benefits

                Benefits include benefits strategy development, benefits plan design and administration, and communication of benefit programs to Unisys employees. The function determines the appropriate competitive level and mix of benefits for Unisys, including health and welfare plans, defined contribution plans, and defined benefit plans.

                [***]*



--------------------

*Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------


                2.1.3   Payroll

                Payroll processes include the collection of time and attendance data, management of employee earning and deductions, calculation of gross and net pay, processing employee payments, and responding to and resolving employee payroll issues and inquiries. Additionally, the payroll function will compute and file payroll related taxes, manage mandated deductions and perform the accounting transactions necessary to accumulate labor expenses at the detailed level including all general ledger interfaces.


                [***]*


        2.2     EMPLOYEE DATA MANAGEMENT


                2.2.1   Employee Data and Records Management

                Employee Data and Records Management responsibilities include all activities necessary to capture, track, modify and report employee related electronic and physical data. Employee data includes data on active employees, inactive employees such as terminated, term vested, deceased, and annuitants, and appropriate non-employee populations.


                [***]*


                2.2.2   HR Information Technology and Information Services
                        ("HRIT")

                "Unisys IT Domain" shall mean the data processing infrastructure, servers, data communications equipment, local area networks, desktop equipment and support, common office environment, and wide area network facilities (including the link between the Exult IT Domain and the Unisys IT Domain) operated and maintained by Unisys and/or operated and maintained by third parties under Third Party Contracts managed by Unisys. Unisys IT Domain includes the provision of data processing infrastructure, servers, data communications equipment, local area networks, desktop equipment and support, common office environment, and wide area network facilities for the support of Unisys HR applications.

                [***]*

        2.3     WORKFORCE PLANNING


                2.3.1   Resourcing/Recruiting/Staffing

                Recruiting/Resourcing/Staffing involves development of the Resourcing and Workforce Planning strategies, developing candidate pools, assessing and selecting candidates, and managing the administration of the staffing process. Vendor administration, logistics and assessment of resourcing strategies are also included.


                [***]*

                2.3.2   Expatriate Relocation and Administration

                Expatriate relocation and administration establishes expatriate policies, manages the


--------------------

*Confidential information has been omitted.

                special needs of the expatriate population, and administers the expatriate relocation programs. Other responsibilities include tax activities, spouse and dependent programs, relocation assistance, and salary equalization. Repatriation of employees is also in the scope of this function.

                [***]*

                2.3.3   Domestic Relocation Administration

                Domestic relocation administration oversees the work involved in moving employees from one geographical location to another. Policy development, cost tracking, employee education and communication, third party administration and issue resolution all reside in this area.

                [***]*

                2.3.4   Severance

                Severance responsibilities include development of successful programs/policies to transition employees from Unisys, policy definition, program development, impact modeling and program administration, selection of third party vendors for outplacement, and managing the cost of severance programs.

                [***]*


        2.4     ORGANIZATION AND PEOPLE DEVELOPMENT

                2.4.1   Organization Development

                Organization Development is a set of strategies and techniques aimed at improving organizational effectiveness and performance. The emphasis is on solving both immediate organizational work issues and on long term development of an effective organization.

                [***]*

                2.4.2   Performance Management

                Performance Management develops models to establish performance goals for the organization and the tools needed to assess employee/group performance against these goals. Management of the performance feedback process and reporting on the process outcomes are also responsibilities.

                [***]*

                2.4.3   Training

                Training encompasses establishing training strategies, training needs assessments, course/materials development, administration and logistics coordination, delivery of training, and training effectiveness assessments.

                [***]*

                2.4.4   Employee Development

                Employee Development identifies employee development needs and ensures that these development needs are planned with the employee and the supervisor. Employee Development program design, competency modeling, managing the execution of development, tracking employee development plans, and succession planning are all included.

                [***]*


--------------------

*Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------


                2.4.5   Policy and Legal Compliance

                Policy and Legal Compliance is the management of Unisys legal requirements and internal business policies across all HR processes.

                [***]*


        2.5     WORKFORCE SERVICES


                2.5.1   HR Strategy

                HR Strategy develops the long-term HR strategy for Unisys and ensures the linkages to organizational goals and business objectives. In addition, HR Strategy directs the development of the HR function and maintains ties to best practice research which will introduce new HR concepts into Unisys


                [***]*


                2.5.2   Labor Relations

                Labor Relations promotes/maintains effective relationships between Unisys and its employees. Relationship management with any Unisys unions, collective bargaining units and all Unisys employees includes negotiations, problem/issue management, and interfacing with regulatory entities on behalf of Unisys

                [***]*


                2.5.3   Employee Relations

                Employee Relations involves efforts at promoting and maintaining effective relationships between the company and its employees. It involves activities needed to keep a productive and committed workforce in place.


                [***]*


--------------------

*Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------





                        UNITED STATES SERVICES AGREEMENT


                                   SCHEDULE B


                                 SERVICE LEVELS






--------------------------------------------------------------------------------
US Sch. B                                                                  Exult
Final

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



                                TABLE OF CONTENTS




1           INTRODUCTION................................................................1


2           PRINCIPLES GOVERNING SERVICE LEVELS.........................................1


3           PROCESS.....................................................................1


4           SERVICE CREDITS.............................................................3

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------


                                   SCHEDULE B


                                 SERVICE LEVELS



1       INTRODUCTION


        This Schedule defines the principles and parameters governing the Service Levels which shall be measured. This Schedule also describes how these Service Levels shall be established.


        There are two types of Service Levels that shall be defined, measured and reported:


        1.1 Key Performance Indicators ("KPIs"): Service Levels that must be met to avoid a significant financial or service impact to Unisys; and


        1.2 Reporting Service Levels ("RSLs"): These measure Exult's performance of the Services using a range of quantitative and qualitative Service Levels.


        The process for initially establishing these Service is described in
        Section 3, Process.


2       PRINCIPLES GOVERNING SERVICE LEVELS


        2.1 Service Levels shall be used to measure Exult's performance of the Services set out in Schedule A of the Service Agreement.


        2.2 Service Levels shall be based on objective and clearly defined measurable criteria.


        2.3 A limited number of Service Levels shall be designated as KPIs as mutually agreed by the Parties.


        2.4 Service Levels are designed to measure quality and cost issues that are clearly identifiable by Unisys business users.


        2.5 Exult's performance of the Services at the Service Levels is subject to Unisys performing its obligations and responsibilities under this Agreement.



3       PROCESS


        Prior to the Service Agreement Effective Date, the parties have agree on the Service Level measurements identified below. Service Level metrics and process weightings shall be determined following the Service Agreement Effective Date in accordance with the process identified below.


        3.1     KPIs


                3.1.1   [***]*



--------------------

*Confidential information has been omitted.

                3.1.2 With respect to the remaining KPIs, the parties shall agree on provisional KPI metrics and process weightings following the Service Agreement Effective Date. Then Exult shall measure and report its performance of the Services in accordance with such provisional KPIs for a period of [***]*, following the Service Agreement Effective Date. Thereafter, the parties shall agree on revised KPI metrics and Exult shall implement such Service Levels.


                3.1.3   KPI Process Weightings


                        Each KPI Service Level shall be assigned a weighting, by Unisys, of no less than [***]* and no greater than [***]*. The total KPI process weighting for all KPI Service Levels shall equal [***]*


                3.1.4   Key Performance Indicator Table


                        [***]*


                        Exult shall have no liability for a failure to achieve a KPI that is not achieved due to any of the causes set forth in Section 6.05 of the Master Agreement and non-performance of or any other defect in any systems, hardware or other technical infrastructure, other than those systems, hardware or other technical infrastructure supplied or controlled by Exult under this Agreement.


        3.2     RSLs

                Unisys and Exult shall determine and agree on a limited number of meaningful RSLs to measure key aspects of the Services (initial RSLs are stated below). The RSLs should wherever practicable be based on:

                - information that is actually reported on as of the Service Agreement Effective Date; or

                - information which can be generated from the normal operation of the service delivery model and systems without the need for extra development or modification to the systems or Exult service delivery model.


                3.2.1 For RSL's, where Unisys provides verifiable Service Level history for the twelve month period prior to the Service Agreement Effective Date, the parties shall determine the appropriate Service Level metric for each such RSL. These Service Level metrics shall be implemented following Transition


                3.2.2 With respect to the remaining RSLs, the parties shall agree on provisional RSL metrics following the Service Agreement Effective Date. Exult shall measure and report its performance of the Services in accordance with such provisional RSLs for a period of 12 months, following the Service Agreement Effective Date. Thereafter, the parties shall agree on revised RSL metrics and Exult shall implement such Service Level.


                3.2.3   Reporting Service Level Table


                [***]*



--------------------

*Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------


                Any requests for additional RSLs shall be subject to Change Control Management and the parties recognize that an appropriate equitable adjustment to the Fees may be necessary to implement such RSLs. Agreed changes to RSLs will be implemented at Unisys expense.


        3.3     ANNUAL SERVICE LEVELS REVIEW


                The Steering Committee (1) shall review the Service Levels annually, (2) with respect to any Service Levels that require periodic adjustment pursuant to this Master Agreement or any Service Agreement or are no longer appropriate because of an increase, decrease or change to the Services, shall adjust the Service Levels and (3) with respect to all other Service Levels, may adjust the Service Levels for the subsequent contract year. In addition, either Party may, at any time upon notice to the other Party, initiate negotiations to review and, upon agreement by the Steering Committee, adjust any Service Level which such Party in good faith believes is inappropriate at the time. The Parties intend to adjust Service Levels upward by mutual agreement as performance improves, when Service Levels are consistently exceeded.


        3.4     CONTINUOUS IMPROVEMENT AND BEST PRACTICES


                [***]*



4       SERVICE CREDITS


        4.1 KPIs, for which Unisys provides [***]* of Service Level history, shall be subject to Service Credits, following Transition, as set out in Schedule C.


        4.2 Provisional KPIs, provisional RSLs and RSLs shall not be subject to Service Credits.


        4.3 A failure by Exult to meet the KPIs set out in Schedule B shall entitle Unisys to recover as its sole financial remedy for such failure, Service Credits as set out in Schedule C, Fees and Invoicing


        4.4 Failure by Exult to meet the KPIs resulting from a single event shall constitute a single failure by Exult to meet the KPIs. If a single event causes multiple failures to meet the KPIs, Exult's liability shall be limited to the largest Service Credit payable for a single failure by Exult to meet the KPIs (larger of the two credits).


        4.5 Service Credits for missed KPIs shall be calculated on a monthly basis and credited semi-annually.


        4.6 Exult shall be allowed [***]* KPI within each [***]* reconciliation period.



--------------------

*Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------






                        UNITED STATES SERVICES AGREEMENT

                                   SCHEDULE C

                               FEES AND INVOICING









--------------------------------------------------------------------------------
US Sch. C                                                                  Exult
Final

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



                                TABLE OF CONTENTS


1.     INTRODUCTION....................................................................................1


2.     DEFINITIONS.....................................................................................1


3.     UNISYS BASELINE SPEND VERIFICATION..............................................................2


4.     CHARGING METHODOLOGY............................................................................2

       4.1       BASE CHARGES..........................................................................2
       4.2       ARCS/RRCS.............................................................................3
       4.3       SERVICE CREDITS.......................................................................4

5.     ADDITIONAL SERVICES.............................................................................5


6.     PASS THROUGH EXPENSES AND OTHER CHARGES.........................................................5

       6.1       PASS THROUGH EXPENSES.................................................................5
       6.2       OUT-OF-POCKET EXPENSES................................................................5

7.     INVOICING.......................................................................................5


8.     TERMINATION.....................................................................................6

       8.1       TERMINATION FOR CONVENIENCE...........................................................6
       8.2       TERMINATION FOR CAUSE.................................................................6

9.     INFLATION.......................................................................................6


10.    CONTRACT MINIMUMS...............................................................................7


11.    HRIT CHARGES....................................................................................7

       11.1      HRIT CHARGES..........................................................................7

12.    ASSUMPTIONS.....................................................................................8

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------


1.      INTRODUCTION


This Schedule describes the methodology for determining the charges to be paid by Unisys to Exult for the performance by Exult of its obligations under this Agreement as well as the associated processes for invoicing Unisys for such charges.


2.      DEFINITIONS


Any capitalized terms that are not defined in this Schedule shall have the meanings assigned to them in the Master Agreement. The following terms shall have the meanings set out below:


"Additional Resource Charge" (ARC) means the incremental charges payable by Unisys in addition to the Base Charges when usage of relevant resources exceeds the upper limit for Baseline Volumes.


"Additional Services Charges", as outlined in Section 5 of this Schedule, shall mean Exult's charges for the provision of services other than described in Schedule A.


"Base Charge" means the basic amount payable monthly, consisting of [***]* plus [***]* determined as of the Master Agreement Effective Date (subject to adjustment by verification), divided by twelve.


"Baseline Volume" means the expected volume of service delivered to Unisys, as of the Master Agreement Effective Date, measured by the metrics in Table 4.2.2.1 of this Schedule C.


"Compensation Plans" means employee compensation plans including, without limitation, base pay plans, short term incentive plans, long term incentive plans, (including stock option plans, and deferred compensation plans) and other plans administered by Exult.


"Formal Training" means learning events which are instructor led or computer based in which registration is required.


"Full-Time Equivalent" (FTE) means 1,800 hours per work year.


"HR Labor Costs" means [***]* all as disclosed in the database extract report provided to Exult on June 15, 2000.


"HR Other Costs" means [***]* as disclosed in Table 6.1.1 ("Non-Labor Related Other Costs").


"HRIT" means the Information Technology and Information Services specified in
Section 2.2.2 of Schedule A of this Agreement.


"HRIT Full-Time Equivalent" ("HRIT FTE") means 1,780 hours per work year.


"Minimum Payment" means the minimum annual payments described by Section 10 of this Schedule C.


"Minor Enhancement" means application changes with an estimated effort of 30 Person-Days or less.


"Person-Day" means 8.0 working hours.


"Qualified Applicants" mean potential employees seeking employment with Unisys who (i) purportedly possess minimum qualifications and (ii) are tracked for purposes of compliance with equal employment opportunity and affirmative action regulations.



--------------------

*Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



"Reduced Resource Charge" (RRC) means the incremental credits to Unisys that apply when usage of relevant resources is less than agreed lower limits for Baseline Volumes.


"Resource Unit" shall mean the unit of measurement for each Process as specified in Table 4.2.2.1.


"Service Credit" shall mean an amount to be credited to Unisys in the event of an unexcused failure by Exult to achieve a KPI as specified in Schedule B.


"Serviced Employee" means any Unisys employee (or, where appropriate, retiree or temporary employee) supported by Exult or eligible to receive Services from Exult, measured monthly on the last business day of the month from the applicable employee database.


"Severed Employee" means employees who leave Unisys employ for any reason


"Unisys Baseline Spend" means [***]* all as disclosed in the June personnel database extract and budgets provided to Exult and identified in Table 4.1.1.1, Table 4.1.2.1, and Table 6.1.1.


3.      UNISYS BASELINE SPEND VERIFICATION


During the [***]* period following the Master Agreement Effective Date, the parties shall verify Unisys Baseline Spend, including all categories of HR costs defined above ("HR Costs"). This shall include (i) having each individual providing HR services as of the Master Agreement Effective Date provide their time activity across the list of services within Schedule A using Exult provided software and (ii) interviewing or otherwise questioning knowledgeable members of Unisys HR staff concerning Unisys operations and responsibilities. Determinations shall be based upon numbers of FTE's engaged in performance of services comparable to the Services. Unisys shall not provide the Schedule A activities (except with respect to the individuals involved in the consummation of this Agreement) prior to the individuals completing the activity allocation in order to provide an unbiased representation. Upon completion of verification, this Schedule C will be amended to adjust Unisys Baseline Spend, HR Costs, and Termination for Convenience Charges, as appropriate (and other Schedules may be amended by mutual agreement in accordance with Section 12.04 of the Master Agreement). Any disputes between the parties concerning verification shall be resolved in accordance with Article 17 of the Master Agreement. Adjustments determined from verification shall be retroactive to the Master Agreement Effective Date.


4.      CHARGING METHODOLOGY


4.1     BASE CHARGES


Exult's monthly Base Charge equals:


        -       [***]*

        -       Divided by 12.

[***]*


Initial Base Charges are based upon the annual Labor Costs in Table 4.1.1.1, and Table 4.1.2.1 pending Unisys Baseline Spend verification. No discounts apply during the [***]* HR Labor Costs and Labor-Related Other Costs are subject to adjustment through verification as provided above.


        4.1.1   Allocation of Fixed Base Charge Among Processes


        Fixed Base charges are allocated among Processes as follows:




--------------------

*Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------

                  TOTAL HR LABOR COSTS AND FIXED BASE CHARGES


                                  TABLE 4.1.1.1



        [***]*


        4.1.2   Labor Related Other Charges


        Labor Related Other Charges are shown in Table 4.1.2.2.





                            LABOR RELATED OTHER COSTS


                                  TABLE 4.1.2.1


        [***]*


                            FTE SUPPORT BASED CHARGES


                                  TABLE 4.1.2.2


        [***]*


        4.1.3   Base Charges During Transition


        During the Transition Period, Unisys will pay Base Charges proportionally, as of the relevant Process Take On Dates. When transition occurs between the beginning and end of the month, Base Charges shall be prorated by taking a percentage (based on the number of days remaining for such month divided by the total days in such month) of a full month's charge for that Process. For example, if the Master Agreement Effective Date is September 1, 2000 and the Process Take On Date for Compensation is March 15, 2001, Unisys shall pay 48% (15 days remaining divided by 31 days in March) of the Base Charges for the month of March and the entire Base Charges for April 2001.


4.2     ARCS/RRCS


        4.2.1   Resource Units


        The Resource Units identified in Table 4.2.2.1 provide a representative measurement of usage for the Services. HR Services ARC and RRC adjustments to Base Charges will be based on such Resource Units. Examples of using resource units for ARC and RRC adjustments can be found in Table 4.2.5


        4.2.2   Baseline Volumes


        The Baseline Volume for each Resource Unit specified in Table 4.2.2.1 shows the semi-annual volume. Average figures are based upon monthly totals, measured on the 30th or last business day of the month, then averaged for the relevant annual or semi-annual period. This average figure is known as the semi-annual volume number. These volumes are based on those provided by the Unisys prior to the Master Agreement Effective Date and are subject to verification provided above. [***]*




--------------------

*Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



                     ARC/RRC UNIT RATES AND BASELINE VOLUMES


                                  TABLE 4.2.2.1


        [***]*


        4.2.3   Calculation of ARCs and RRCs

        A financial adjustment to the fees will occur if the semi-annual volume number exceeds the lower or upper limits of the resource units identified in Table 4.2.2.1.

                [***]*

        An ARC will be paid when the actual usage of a Resource Unit for the period measured exceeds the upper limit for such Resource Unit. [***]*

        An RRC will be credited when the actual usage of a Resource Unit for the period measured is less than the lower limit for such Resource Unit. [***]*


        4.2.4   Periodic Reconciliation and Payment


        First Contract Year


        For the first Contract Year, Exult will calculate ARCs and RRCs on an annual basis, using annualized Baseline Volumes, within forty-five (45) days after the end of the first Contract Year. Exult will prepare a detailed supplementary invoice for the net amount to be paid by or credited to Unisys, including calculations of all ARCs and RRCs, which shall be paid by Unisys within [***]*


        Later Contract Years


        In subsequent Contract Years, Exult will calculate ARCs and RRCs semi-annually, within forty-five (45) days after the end of the sixth and twelfth months of the Contract Year. Exult will prepare a detailed supplementary invoice for the net amount to be paid by or credited to Unisys, including calculations of all ARCs and RRCs, which shall be paid by Unisys within [***]* If, following the final Contract Year, a net credit is owed to Unisys, it shall be paid in cash or deducted from any other amounts owed by Unisys.


                          ARC/RRC ADJUSTMENTS EXAMPLES


                                   TABLE 4.2.5


[***]*


4.3     SERVICE CREDITS


In the event of an unexcused failure to meet a Key Performance Indicator specified in Schedule B, Exult shall be liable for Service Credits as follows:


        -       Service Credits will be reported and calculated [***]*


        -       The Amount at Risk shall be [***]*


        -       For example, [***]*




--------------------

*Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



Subject to Schedule B, Section 4.6, the total amount payable for all unexcused failures to KPI shall in no event exceed the Amount at Risk.


All failures attributable to a single failure of a device, component, or process shall be considered a single failure. If a single failure or incident causes unexcused failures to meet two or more KPIs, Exult shall be liable for the largest single Service Credit.


No Service Credits shall be payable until after completion of the Transition Period.


Exult shall be allowed [***]* If any KPIs are missed within a semi-annual period, [***]*


The parties understand and intend that credits are liquidated damages, and agree that the amounts are reasonable in the circumstances existing on the date of this Agreement.


5.      ADDITIONAL SERVICES


Additional Services and project work consist of those Services requested by Unisys that are not included in Schedule A and will be administered through Change Control Management as specified in Schedule K.


6.      PASS THROUGH EXPENSES AND OTHER CHARGES


6.1     PASS THROUGH EXPENSES


Exult will review and pay third party invoices for Non-Labor Related Other Costs. Unisys will reimburse those costs. Within forty-five (45) days after the end of each Contract Year, Exult will compare those payments with Non-Labor Related Other Costs in original Unisys Baseline Spend (as adjusted through verification, as provided above), and to the extent that they are lower, invoice Unisys [***]* Non-Labor-Related Other Costs identified as of the Master Agreement Effective Date are listed in Table 6.1.1, which may be amended through the verification process in Section 3 or as agreed from time to time.

                          NON LABOR RELATED OTHER COSTS

                                   TABLE 6.1.1

[***]*

6.2     OUT-OF-POCKET EXPENSES


Unisys will reimburse Exult, in accordance with Unisys travel policies as disclosed from time to time, for reasonable out-of-pocket expenses incurred as part of Additional Services or other Unisys requests. These out-of-pocket are:


        (i)     Travel expenses pre-approved by Unisys.


        (ii)    Any other expenses pre-approved by Unisys.


Exult will maintain records of out-of-pocket expenses in accordance with good business practice, and make those records available to Unisys upon request in order to verify expenses.




--------------------

*Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------


7.      INVOICING

Invoices for Base Charges, HR-ASM Charges and for those Additional Service Charges for Additional Services provided on an ongoing basis will be submitted by Exult [***]*


Additional Service Charges for other Additional Services, ARCs and RRCs payment adjustments, and pass through expenses and other charges will be invoiced by Exult in arrears on the first day of the subsequent calendar month and shall be due upon invoice receipt.


Payment shall be due from Unisys in accordance with Section 12.01 of the Master Agreement. All payments shall be in US dollars.


Service Credits shall be calculated in accordance with Section 3.3 of this Schedule C. and credited semi-annually against the next succeeding invoice (or at expiration of the contract, paid in cash or credited against amounts otherwise due from Unisys).


Base Charges, ARCs, RRCs and Termination Charges are subject to equitable adjustment in accordance with Section 12.06 of the Master Agreement.


If periodic computation and reconciliation of ARCs and RRCs, or an equitable adjustment under Section 12.06 of the Master Agreement yield net [***]* for reasons other than unique or non-recurring events, then, in order to minimize the net payment or credit following periodic reconciliation, subsequent monthly invoices for Base Charges shall be adjusted up or down, as appropriate, by an amount equal to the net adjustment for the immediately preceding period.


Exult's invoices will include reasonably detailed computations of all charges, and a detailed breakdown of all pass-through and other reimbursable costs. Upon request, Exult will provide reasonable backup documentation for all reimbursable costs (such as copies of third party invoices).


8.      TERMINATION


8.1     TERMINATION FOR CONVENIENCE


As described in Section 18.02(2) of the Master Agreement, in the event of a Termination for Convenience, Unisys will pay Exult the following:


                           TERMINATION FOR CONVENIENCE

                                    TABLE 7.1


        [***]*


        The amount shall be for the full amount of the month within which the termination occurs.


8.2     TERMINATION FOR CAUSE


As described in Section 18.02(1) of the Master Agreement, in the event of a Termination for Cause [***]*


9.      INFLATION


At the beginning of each Contract Year, Base Charges, HR-ASM Management Charges, ARCs and RRCs shall be adjusted by an amount equal to [***]*



--------------------

*Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



10.     CONTRACT MINIMUMS


If total payments of Base Charges in any Contract Year (including any net increase or credit related to ARCs or RRCs, but excluding any allowance for Service Credits) are less than [***]* Exult shall deliver to Unisys an invoice for the shortfall, which Unisys shall pay as part of the subsequent regular monthly invoice, or at the time of termination or expiration, within [***]* after receiving Exult's invoice.


11.     HRIT CHARGES


Prior to the Master Agreement Effective Date, Unisys HR received IT applications development and support services from HRIT (Corporate IT) and HRET (HR Client Services). With the transition to this HR Services Agreement, Unisys HR will retain the responsibility and staff to perform HR business analysis. Exult will perform HRIT Management directly and will subcontract to Unisys for expertise and skilled IT resources for the provision of the other responsibility areas. HRIT services consist of four main responsibility areas:


        1.      HRIT Management;


        2.      HR-ASM;


        3.      Reporting; and


        4.      HRIT Projects.


11.1    HRIT CHARGES


Exult charges for the delivery of HRIT services are shown in Table 11.1.1 below. These charges shall commence following the transition to HRIT services to be completed [***]* after the Master Agreement Effective Date.


During the [***]* following the Master Agreement Effective Date, the parties shall verify actual HRIT staff related costs. [***]* Upon completion of verification, this Schedule C will be amended to adjust Exult HRIT charges for HR-ASM, Reporting and Projects, as appropriate. Any disputes between the parties concerning verification shall be resolved in accordance with Article 17 of the Master Agreement. Adjustments determined from verification shall be retroactive to the Master Agreement Effective Date.


HRIT charges shall be adjusted at the end of each Contract Year for inflation as specified in Section 7 of this Schedule C. Any change to the HRIT charges will be pre-approved by Unisys and Exult in accordance with the Change Control Management process.


                           HRIT CHARGES AND RESOURCES


                                  TABLE 11.1.1



        [***]*


        11.1.1  HRIT Management Charges


        Exult will invoice Unisys monthly a fixed charge as specified in Table 11.1.1.

        11.1.2  HR-ASM Charges




--------------------

*Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------


        Exult will invoice Unisys monthly for the agreed charges for the provision of HR-ASM services to Unisys. Table 11.1.1 identifies [***]* Any change to the number of HR-ASM FTEs and/or charges will be pre-approved by Unisys and Exult through the Change Control Management process.


        11.1.3  Reporting Charges


        Exult will invoice Unisys monthly for the agreed charges incurred in the provision of Reporting services to Unisys. Table 11.1.1 identifies [***]* Any change to the number of reporting FTEs and/or charges will be pre-approved by Unisys and Exult through the Change Control Management process.


        11.1.4  HRIT Projects Charges


        Project resources and charges must be pre-approved for each project through the Change Control Management process defined in Schedule K. Exult will invoice Unisys monthly for the agreed charges for the provision of the HRIT Projects to Unisys. Table 11.1.1 identifies [***]* Any change to the number of HRIT Projects FTEs and/or charges will be pre-approved by Unisys and Exult through the Change Control Management process.


        11.1.5  HRIT Alternate Fee Structure


        The HRIT fee structure implemented in this Agreement is based on [***]* The fee structure specified in Table 11.1.1 will remain in place for nine months from the Master Agreement Effective Date at which time the parties will agree on a revised fee structure based on [***]* Any change to this fee structure shall be agreed through the Change Control Management process.


12.     ASSUMPTIONS


The assumptions listed below have been used in preparing this schedule.


        - Current and future document storage charges are the responsibility of the party with whom the documents reside. All document storage charges for records prior to the Master Agreement Effective Date shall be the Unisys responsibility.


        -       Exult will operate under the Unisys PeopleSoft license.


        - Postage and shipping costs from the Client Service Center will be the responsibility of Unisys.


        -       Severance and retention bonuses shall be Unisys responsibility



In the event of any deviation from the above listed assumptions, charges will be equitably adjusted to reflect the net change in the cost of performing the relevant Services in accordance with Section 12.06 of the Master Agreement and Change Control Management procedures as defined in Schedule K.


--------------------
*Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------




                        UNITED STATES SERVICES AGREEMENT


                                   SCHEDULE D


                             APPROVED SUBCONTRACTORS





--------------------------------------------------------------------------------
US Sch. D                                                                  Exult
Final

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--------------------------------------------------------------------------------




                                TABLE OF CONTENTS




A.     APPROVED EXULT SUBCONTRACTORS................................................1


B.     CURRENT UNISYS SUBCONTRACTORS................................................1

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



                                   SCHEDULE D

                             APPROVED SUBCONTRACTORS


This schedule sets forth the approved Exult subcontractors and the current Unisys subcontractors that Exult may use to provide the Services as described in Schedule A, Description of Services.


A.     APPROVED EXULT SUBCONTRACTORS


       [***]*



B.     CURRENT UNISYS SUBCONTRACTORS


       [***]*



--------------------

*Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------





                        UNITED STATES SERVICES AGREEMENT



                                   SCHEDULE E


                          DESIGNATED UNISYS COMPETITORS








--------------------------------------------------------------------------------
US Sch. E                                                                  Exult
Final

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



                                   SCHEDULE E

                          DESIGNATED UNISYS COMPETITORS




This schedule sets forth the designated Unisys competitors pursuant to Section 18.02(11) of the Master Agreement.


[***]*



--------------------

*Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------






                        UNITED STATES SERVICES AGREEMENT


                                   SCHEDULE F


                    GLOBAL DUE DILIGENCE/TRANSITION PLANNING





--------------------------------------------------------------------------------
US Sch. F                                                                  Exult
Final

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



                                TABLE OF CONTENTS




1       INTRODUCTION.........................................................................1


2       PRINCIPLES FOR DETERMINING GLOBAL DUE DILIGENCE EXERCISE AND COUNTRY TRANSITION
        PLANNING ACTIVITIES..................................................................1


3       DUE DILIGENCE EXERCISE...............................................................1


4       DUE DILIGENCE EXERCISE COSTS.........................................................1

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



                                   SCHEDULE F

                    GLOBAL DUE DILIGENCE/TRANSITION PLANNING


1      INTRODUCTION


       This Schedule addresses the following issues:


       1.1 Due diligence exercise overview -- The general concept behind the due diligence exercise.


       1.2 Due Diligence Exercise Approach -- The guideline is for a [***]* due diligence exercise to be performed for each applicable country, concluding with signing of a Service Agreement for that country.


       1.3 Principles for determining global due diligence exercise and country transition planning activities -- The rational to determine the country sequencing and timing for inclusion into the Agreement.


       1.4 Global due diligence exercise schedule -- Schedule showing timing of the specific country due diligence exercise as agreed between both parties.


       1.5 Completion of post implementation review and incorporation of lessons learned.


2 PRINCIPLES FOR DETERMINING GLOBAL DUE DILIGENCE EXERCISE AND COUNTRY TRANSITION PLANNING ACTIVITIES


       2.1 The schedule for country due diligence and transition shall be primarily determined based on the size of the active and in-active employee base and applicable non-employee population and the country specific HR organization.


       2.2 Exult and Unisys shall assess a country's readiness for delivery, with particular attention given to a country's technology and application infrastructure, and economic viability.


3      DUE DILIGENCE EXERCISE


       The due diligence exercise will be conducted in a consistent manner for each country (or country group) and is comprised of the following key milestones:


       [***]*


4      DUE DILIGENCE EXERCISE COSTS


       In respect of countries other than the United States of America, Unisys will pay Exult for conducting the due diligence exercise under the Master Services Agreement as follows:


       [***]*




--------------------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



5      COUNTRY CANDIDATE LIST


       [***]*





--------------------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------





                        UNITED STATES SERVICES AGREEMENT


                                   SCHEDULE G


                              TRANSITION PLAN (US)






--------------------------------------------------------------------------------
US Sch. G                                                                  Exult
Final

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



                                TABLE OF CONTENTS




1       INTRODUCTION.........................................................................1


2       TRANSITION PLANNING PRINCIPLES.......................................................1


3       CONTRACTING/HIGH LEVEL DUE DILIGENCE.................................................1


4       TRANSITION APPROACH..................................................................1


5       OVERALL TRANSITION ACTIVITIES........................................................2


6       PROJECT INITIATION...................................................................2


7       CLIENT REQUIREMENTS DEFINITION.......................................................2


8       PROCESS TRANSFER.....................................................................2


9       FIRST 120 DAYS PLAN TEMPLATE.........................................................2


10      SAMPLE US HIGH-LEVEL TRANSITION SCHEDULE.............................................2

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------


                                   SCHEDULE G

                              TRANSITION PLAN (US)


1      INTRODUCTION


       This Schedule sets forth the Transition approach and high-level plan for conducting the current situation assessment, the work activity mapping (for baseline validation), the baseline validation, the requirements mapping, the endorsement process (for policy changes), the gap analysis, and the plan for the transfer (including process build) of the Services from Unisys to Exult and the transition approach that shall be followed. The specific deliverables and milestones for the transition approach shall be agreed within [***]*

2      TRANSITION PLANNING PRINCIPLES


       2.1 Transition is a joint responsibility. Exult is responsible for management of the overall transition plan and Unisys has responsibility for ensuring the appropriate level of participation in data gathering and requirements definition and of commitment and involvement for their team.


       2.2 The schedule for transition shall be primarily determined based on the size of the active and in-active employee base and applicable non-employee population and the Country specific HR organization.


3      CONTRACTING/HIGH LEVEL DUE DILIGENCE


       A contracting/high level due diligence phase has been completed prior to the Master Agreement Effective Date, pertaining to HR, HR Services, Payroll and related HRET/HRIT, and l included:


       3.1    Master Agreement development, negotiation and signing


       3.2    Input for in-scope Processes (Schedule A) and other Schedules


       3.3    Volumetrics data collection


       3.4    Budget/financial data collection for HR and Payroll


       3.5    HRIT/HRET projects data collection


4      TRANSITION APPROACH

       The process transfer shall be divided into multiple components and delivered through a series of releases or "builds". The initial component is known as the project initiation phase and deals with the project infrastructure necessary to support the successful completion of the transition. This is the phase of the transition during which Unisys and Exult agree to the overall approach and schedule for the transition, the detailed work plan to complete the work, and the staffing levels and commitments from both organizations. The project reporting and governance shall also be agreed and put in place. The diagram shown below and described in the following sections represents the transition components. [***]*



--------------------

* Confidential information has been omitted.




                                       1
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PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



5      OVERALL TRANSITION ACTIVITIES

       Overall transition activities are project wide and not specific to a Process. The activities are:

              [***]*


6      PROJECT INITIATION


       During this activity Exult and Unisys will undertake the initiation activities in preparation for the transition workstream. Project initiation includes items such as [***]*



7      CLIENT REQUIREMENTS DEFINITION


       During this phase Exult and Unisys will undertake activities to define the specifics Unisys requirements to be addressed. These requirements may result in changes in policy and operations and as such need to be planned into the process transfer workstream. All requirements require endorsement/approval by Unisys before they can be incorporated into the process transfer plan.

       [***]*


8      PROCESS TRANSFER


       The Process Transfer workstream is where the activities necessary to transfer the work from Unisys to Exult are performed. The plan for the process transfer phase will consist of the following activities.

       [***]*



9      FIRST [***]* PLAN TEMPLATE

This template represents the activities to be accomplished in the first [***]* of the agreement.

       [***]*


10     SAMPLE US HIGH-LEVEL TRANSITION SCHEDULE


       10.1   Sample US High-level Gantt Chart




--------------------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------







                        UNITED STATES SERVICES AGREEMENT


                                   SCHEDULE H


                                    PROJECTS










--------------------------------------------------------------------------------
US Sch. H                                                                  Exult
Final

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------




                                TABLE OF CONTENTS




1       PROJECTS IDENTIFIED AS NEW SERVICES..................................................1


2       PROJECTS TO BE CONSIDERED FOR NEW SERVICES...........................................1


3       PROCESS FOR AGREEING NEW PROJECTS AND CHANGES TO AGREED PROJECTS.....................1


4       PROPOSED PROJECTS....................................................................2

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



                                   SCHEDULE H

                                    PROJECTS



1      PROJECTS IDENTIFIED AS NEW SERVICES


       As of the Master Agreement Effective Date, Exult and Unisys have identified the following projects as New Services:


       1.1 Implementation of Services for other countries in which Unisys is operating


              Anticipated to be included into the agreement [***]* with a Transition schedule to be agreed by the parties


       1.2    [***]*


              1.2.1  Project Overview


              It is anticipated that [***]* will be included into the Agreement [***]* Primary components shall include:


              1.2.2  Administration


              Provide a comprehensive solution based on a platform that provides information for [***]* This solution includes a standardized, consistent technology-enabled process, leveraged across the entire organization. The key components of the administration solution are [***]*


              1.2.3  Functions Beyond Administration


              Exult delivery includes [***]* and measurement. Exult will work with Unisys University to determine the delivery solutions based on specific needs.


2      PROJECTS TO BE CONSIDERED FOR NEW SERVICES


       As of the Master Agreement Effective Date, Exult has identified the following as projects to be considered for New Services:


       [***]*


3      PROCESS FOR AGREEING NEW PROJECTS AND CHANGES TO AGREED PROJECTS


       Unisys and Exult may at any time during the term of this Agreement propose that Exult undertake new Projects as New Services pursuant to the Change Control Management process. Any such requests will be made and evaluated in accordance with the Change Control Management process in Schedule K.



--------------------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------


4      PROPOSED PROJECTS


4.1 The terms applicable to a Project shall be set out in a Project statement to be signed by both parties. Once signed a Project statement will form part of this Agreement, unless agreed otherwise in writing by the parties.


4.2    Content of Project statement


       -      Scope of work

       -      Service Level impact

       -      Impact analysis including priority

       -      Deliverables [as applicable]

       -      Acceptance criteria, timeframe & process [as applicable]

       - Project timetable (including start and end dates, activity duration and critical dependencies

       -      Responsibilities

       -      Staffing (implementation and ongoing)

       -      Assumptions

       -      Charges and payment terms

       -      Project manager contacts

       - Other terms and conditions, to detail variations and/or additions to the Master Agreement, relevant Service Agreements, and/or Schedules applicable in relation to the Project.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------




                        UNITED STATES SERVICES AGREEMENT


                                   SCHEDULE I


                            LISTED UNISYS COMPETITORS





--------------------------------------------------------------------------------
US Sch. I                                                                  Exult
Final

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------




                                   SCHEDULE I

                            LISTED UNISYS COMPETITORS




This schedule sets forth the list of Unisys competitors pursuant to Section 4.14 of the Master Agreement.


[***]*



--------------------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------





                        UNITED STATES SERVICES AGREEMENT


                                   SCHEDULE J


                         EMPLOYEE TRANSFER ARRANGEMENTS





--------------------------------------------------------------------------------
US Sch. J                                                                  Exult
Final

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



                                TABLE OF CONTENTS




1       DEFINITIONS; RULES OF APPLICATION....................................................2


2       INDEMNITIES..........................................................................3


3       OFFER OF EMPLOYMENT..................................................................3


4       EMPLOYMENT PROVISIONS ON TERMINATION.................................................5

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



                                   SCHEDULE J

                         EMPLOYEE TRANSFER ARRANGEMENTS



1      DEFINITIONS; RULES OF APPLICATION


       In this Schedule:


       "AFFECTED EMPLOYEE" means any employee of Unisys, employed wholly or mainly in providing one or more of the Services immediately before the Effective Date.


       "APPROPRIATE AFFILIATE" means, in elation to an Affected Employee, the Unisys Affiliate which employs that employee immediately prior to the Effective Date


       "CURRENT EXULT EMPLOYEE" means an employee of Exult who is [***]*


       "EMPLOYEE OFFERED EMPLOYMENT" means an Affected Employee who is offered employment with Exult on or after the Master Agreement Effective Date.


       "EXULT EMPLOYMENT DATE" means the date of hire of a New Exult Employee.


       "NEW EXULT EMPLOYEE" means an Affected Employee who accepts employment with Exult pursuant to Section 4.1 of this Schedule on or after the date of the Master Agreement Effective Date.


       "REPRESENTED EMPLOYEE" means an Affected Employee who is represented by a labor organization under the terms of a written collective bargaining agreement with Unisys.


       "STAFF COSTS" means any and all compensation, benefit costs, damages, interest, legal costs, penalties, fines or other liabilities whatsoever, arising from any claim by one or more Affected Employees, the Internal Revenue Service and state and local taxing agencies with respect to or resulting from any employment contract, employment relationship or collective bargaining agreement or termination of such relationship with an Affected Employee.


       "TERMINATION DATE" means 23.59 local time on the date when this Agreement expires or terminates.


       TRANSFER DATE" means the date an Affected Employee becomes an Exult Employee in connection with the relevant Process Take On.



--------------------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------

       In this Schedule, any reference to an obligation or duty of an Appropriate Affiliate shall be treated as an obligation by Unisys to undertake such obligation itself or cause the Appropriate Affiliate to do so.


2      INDEMNITIES


       2.1 Unisys will indemnify, defend, keep indemnified and reimburse Exult for any Staff Costs incurred by Exult (other than Staff Costs which result from an act or deliberate failure to act by Exult in its dealing with an Affected Employee) with respect to an event occurring before the Affected Employee becomes a New Exult Employee irrespective of when such claim is made, or which relate to, arise out of or are connected with any act or omission by Unisys, or which arise from any claims by any Affected Employees pursuant to any employee benefit plan or program of Unisys;


       2.2 Exult will indemnify, defend, keep indemnified and reimburse Unisys for any Staff Costs incurred by Unisys (other than Staff Costs which result from an act or deliberate failure to act by Unisys in its dealing with an Affected Employee) with respect to an event occurring after the Affected Employee becomes a New Exult Employee irrespective of when such claim is made, or which relate to, arise out of or are connected with any act or omission by Exult, or which arise from any claims by any Affected Employees pursuant to any employee benefit plan or program of Exult;


3      OFFER OF EMPLOYMENT


       3.1 For up to [***]* Exult may offer to employ an Affected Employee on such terms and conditions as Exult shall determine.


       3.2 Employees coming to Exult will be offered a compensation package that will be tied to Exult's market competitive program, which includes base salary, incentive compensation, eligibility to participate in the stock option program, 401K plan, insurance programs, health and welfare plans, and other standard benefits provided to employees.


       3.3 If relocation is part of the employment offer, employees coming to Exult will be eligible for relocation under the standard terms and conditions of the Exult relocation policy.


       3.4 As soon as reasonably practicable after the Service Agreement Date, Unisys, subject to any restrictions imposed by law, will deliver to Exult employment information containing the identity of, job descriptions and skill qualifications of the Affected Employees, and such other employment information as Exult shall reasonably request with respect to an Affected Employee and which Unisys mutually agrees to provide. As soon as reasonably practicable after delivery to Unisys of a written release agreement from an Affected Employee, Unisys shall also deliver to Exult such additional employment information the release of which is authorized by such Affected Employee's release agreement. Unisys and Exult shall provide reasonable cooperation with Exult's collection of employment information for the Affected Employees, including the establishment of the form of any release agreements and the procedures for requesting Affected Employees to provide such release agreements.



--------------------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------


       3.5 Exult shall permit each New Exult Employee to enroll in Exult's benefit plans and programs under the terms and conditions of such plans and programs in effect at the time of such employee's employment with Exult, as modified in the future, and as supplemented or modified to reflect the following specific commitments to be made by Exult.


              3.5.1  [***]*


              3.5.2 Exult will offer coverage under Exult's health and welfare benefit plans to New Exult Employees and their dependents in accordance with the terms of Exult's health and welfare benefit plans; [***]* Unisys shall be responsible for all health and welfare claims that are incurred by employees prior to the date they become employees of Exult. Exult's health and welfare plans shall be responsible for all health and welfare claims that are incurred by employees after the effective date of their coverage by Exult's plan.


              3.5.3 New Exult Employees will be entitled to sick leave in accordance with the terms and conditions of Exult's sick leave policy provided that a New Exult Employee shall receive full credit for his or her prior service with Unisys for purposes of determining such New Exult Employee's rate of sick leave entitlement. Unisys will be responsible for all vacation benefits accrued by employees up to the effective date of their employment by Exult. Unisys will pay out all accrued but unused vacation pay to its employees who accept employment with Exult according to Unisys practices and applicable laws. Exult shall provide vacation according to Exult's vacation policies, [***]*


              3.5.4 Unisys shall be responsible for all workers' compensation claims of an Affected Employee timely filed, either prior to or subsequent to the date an Affected Employee becomes a New Exult Employee for instances of injury or illness, arising from or incurred in the course of employment, that occur prior to the date the Affected Employee becomes a New Exult Employee. Exult shall be responsible for all workers' compensation claims of a New Exult Employee for instances of injury or illness, arising from or incurred in the course of employment, that occur on and after the date an individual becomes a New Exult Employee.


       3.6 Unisys shall provide COBRA health care continuation coverage under the Unisys group health benefit plans (as amended from time to time) to each qualified beneficiary under such plans. Unisys shall not terminate its sponsorship of a group health plan in connection with the transactions contemplated by this Agreement and shall continue to maintain a group health benefit plan and provide COBRA coverage for the maximum COBRA coverage period applicable to each qualified beneficiary under Unisys group health plans who is, or whose qualifying event occurred in connection with, an Affected Employee.


       3.7 Unisys will be responsible for compliance with all laws, rules, ordinances and regulations respecting termination of any Affected Employees, including, without limitation, the Worker Adjustment, Notification and Training Act, 29 U.S.C. Section 2101 et. seq. ("WARN") and any similar state or local laws. Exult will provide such reasonable cooperation as is requested by Unisys to comply with such laws, rules, ordinances and regulations.


--------------------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------


4      EMPLOYMENT PROVISIONS ON TERMINATION


       On termination or expiration of this Agreement, the following provisions will apply:


       4.1 Unisys, Appropriate Affiliate, any other Unisys Affiliate, Exult or a Successor Operator may, at its absolute discretion, offer to employ one or more of the Current Exult Employees after the Transfer Date. Exult will not discourage a Current Exult Employee from accepting such offer and Exult shall release any Current Exult Employee who accepts such offer of employment from its employment obligations to Exult (other than confidentiality obligations).


       4.2 Unisys shall not for a period of [***]* solicit or induce any employee of Exult other than a Current Exult Employee to terminate his or her employment with Exult. Unisys shall cause its agreement with a successor to provide that successor will not solicit or induce any employee of an Exult other than a Current Employee to terminate his or her employment with Exult.




--------------------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------






                        UNITED STATES SERVICES AGREEMENT


                                   SCHEDULE K


                            CHANGE CONTROL MANAGEMENT





--------------------------------------------------------------------------------
US Sch. K                                                                  Exult
Final

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------




                                TABLE OF CONTENTS


1       CHANGE REQUESTS......................................................................1


2       CLASSIFICATION OF THE CHANGE REQUEST.................................................1


3       EVALUATION OF THE PROPOSED CHANGE....................................................1


4       IMPACT ANALYSIS......................................................................2


5       APPROVAL.............................................................................3


6       REPORTING............................................................................3

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



                                   SCHEDULE K

                            CHANGE CONTROL MANAGEMENT


This Schedule sets out the procedure to be followed for any proposed change to the Agreement.


1      CHANGE REQUESTS


       1.1 Either party may propose a change by submitting a change request in accordance with the following process.


       1.2 The change request shall be divided into two (2) sections. The first section shall contain the general information regarding the proposed change and shall be completed by the submitting party. The second section shall contain the impact analysis for the proposed change, which shall be completed by Exult.


       1.3 Change requests shall be presented by the designee of the submitting party to the other party's designee who shall acknowledge receipt by signature of the change request.


2      CLASSIFICATION OF THE CHANGE REQUEST


       The Exult designee and Unisys designee shall agree to the classification of the change request as follows:


       2.1 Where it is determined by the parties that the proposed change is an operational change, the proposed change shall be evaluated as set out in Section 3.1.


       2.2 Where it is determined by the parties that the proposed change is a Project, the proposed change shall be evaluated as set out in
              Section 3.2


       2.3 Where it is determined by the parties that the proposed change is a change to the terms and conditions of the Agreement or a change related to the schedules of the Agreement which is not related to a specific Project, the proposed change shall be evaluated as set out in Section 3.3.


       2.4 Where it is determined that the proposed change should not proceed, the change request shall be rejected and returned to the submitting party in accordance to Exult Change Control Management procedures.


       If the Exult designee and the Unisys designee cannot agree to the classification of the change request, then the change request shall be handled in accordance with Section 17 of the Master Agreement.


3      EVALUATION OF THE PROPOSED CHANGE


       The proposed change shall be evaluated, by classification, as described below:


       3.1    Operational changes


              3.1.1 Operational changes shall be implemented in accordance with the Exult operational change control procedures and subject to approval as documented in Section 5 of this Schedule.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------


       3.2    Projects


              3.2.1  Exult shall perform the impact analysis as described in
                     Section 4.


              3.2.2  Exult shall prepare a project statement.


              3.2.3 The Exult designee shall submit the proposed change, including the project statement, to the Unisys designee.


              3.2.4 Based on the results of the impact analysis, the Unisys and Exult account management shall, within a reasonable timeframe:


                     (i) approve the proposed change and the project statement and proceed to its implementation subject to approval as documented in Section 5 of this Schedule; or


                     (ii) request in writing that the submitting party re-submit the proposed change and project statement stating which items of information it is dissatisfied with, and the submitting party shall re-submit the proposed change and project statement within a reasonable timeframe; or


                     (iii) reject the change request in which case Exult will not implement the Project.


       3.3    Changes to the Agreement (as described in Section 2.4)


              3.3.1  Exult shall perform the impact analysis as described in
                     Section 4.


              3.3.2 The Exult designee shall submit the proposed change, including the impact analysis, to be mutually agreed by Exult and Unisys, subject to approval as documented in
                     Section 5 of this Schedule.


4      IMPACT ANALYSIS


       4.1 Upon determination of the classification of the proposed change, [***]* or to a timeframe as agreed, Exult and Unisys shall agree to an estimate of the time and cost that Exult proposes to charge to Unisys to complete the impact analysis. If Unisys determines that the impact analysis should not proceed, the change request shall be rejected and returned to the submitting party.


       4.2 If Unisys and Exult agree to proceed, Exult shall, as soon as reasonably practicable and acting in good faith, conduct an impact analysis to assess and evaluate the impact of the proposed change having regard to relevant factors including the following:


              [***]*



--------------------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------


5      APPROVAL


       Approval for change requests shall be handled through Exult and Unisys Account management or as documented during Transition.


       Neither party shall be obliged to comply with any proposed changes unless and until approval has been given in accordance with this Change Control Management process and, pending approval, no change shall be made to any services or to the Agreements.


6      REPORTING


       A consolidated report of all approved change requests shall be included in the monthly report.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------






                        UNITED STATES SERVICES AGREEMENT


                                   SCHEDULE N


                             TERMINATION ASSISTANCE









--------------------------------------------------------------------------------
US Sch. N                                                                  Exult
Final

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



                                TABLE OF CONTENTS




1       INTRODUCTION.........................................................................1


2       EXULT TERMINATION ASSISTANCE FUNCTION................................................1







--------------------------------------------------------------------------------
US Sch. N                              i                                   Exult
Final

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------



                                   SCHEDULE N


                             TERMINATION ASSISTANCE



1      INTRODUCTION

       Upon expiration or any termination of the Master Agreement or a Service Agreement, Exult will take all reasonable action requested by Unisys to enable the Services to continue without interruption or material disruption.

2      EXULT TERMINATION ASSISTANCE FUNCTION


       2.1 Deliver all Unisys data to Unisys, or Unisys designee ("Successor") in Exult's existing data formats, when reasonably requested by Unisys or Successor. Exult may not retain any Unisys data, apart from authorized archival copies.


       2.2 Provide or make available technical information reasonably requested by Unisys or Successor concerning software configurations, production operation of Unisys applications, environment, operations and procedures.


       2.3 Make knowledgeable members of Exult's account management, technical and operations staff available in person at Exult facilities or by telephone to answer questions concerning Services to Unisys, as performed by Exult, including the matters referred in Section 2.1 and 2.2 above.


       2.4 Cooperate with Unisys and Successor in implementation of a migration or transition plan, including reasonable testing. Unisys and Successor shall have primary responsibility for preparation, delivery and performance of any such plan.


       2.5 Remove Exult equipment located on Unisys premises as requested by Unisys.


       2.6 Certify to Unisys that all Unisys data and files have been removed from equipment managed by Exult.


       2.7 Cooperate with Unisys, Successor and other third parties. Take action reasonably necessary to effect an orderly transition of telecommunications, data center and other third party services.


       2.8    [***]*


       2.9 Cooperate with Unisys to transfer software licenses to applicable parties to the extent permitted by applicable licenses. Unisys will pay applicable transfer charges. [***]*



--------------------

* Confidential information has been omitted.

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------






                        UNITED STATES SERVICES AGREEMENT


                                   SCHEDULE O


                             SERVICE DELIVERY VENUE









--------------------------------------------------------------------------------
US Sch. O                                                                  Exult
Final

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------




                                TABLE OF CONTENTS




1       INTRODUCTION.........................................................................1

2       DELIVERY VENUE MATRIX................................................................1

3       HUMAN RESOURCES SERVICES DESCRIPTIONS................................................1

PROPRIETARY AND CONFIDENTIAL                                        UNISYS/EXULT
--------------------------------------------------------------------------------


                                   SCHEDULE O


                             SERVICE DELIVERY VENUE


1      INTRODUCTION


This Schedule O generally describes Exult's proposed delivery of Services to Unisys. It is subject to change, based on the evolution of the parties' relationship, the results of transition, and further development of Exult's business. It describes Exult's intentions, as of August 28, 2000, but is not legally binding upon Exult, and does not amend or alter the Services described by Schedule A, the Service Levels described by Schedule B, or any other term of the Master Agreement, applicable Country Agreements or any other Schedule.





2      DELIVERY VENUE MATRIX


       2.1    Matrix Overview


              The venue matrix illustrates Exult's preferred delivery venue for each of the Human Resource processes. The checked items are indicative of the scope of the relationship that has been discussed between Exult and Unisys.


                             High Level Venue Matrix


       [***]*


3      HUMAN RESOURCES SERVICES DESCRIPTIONS


       [***]*




--------------------

* Confidential information has been omitted.

                                                                       Final

                              US SERVICE AGREEMENT


Pursuant to the Master Services Agreement ("Master Agreement") dated August 28, 2000 between Exult, Inc. ("Exult") and Unisys Corporation ("Unisys"),

1. Unisys hereby engages Exult to provide human resources and related services pursuant to Unisys in the United States of America pursuant to the terms of the Master Agreement and the Service Agreements. Exult agrees to provide such Services in accordance with the terms of the Master Agreement, which are incorporated by this reference in their entirety.

2. The following Schedules are attached to this US Service Agreement and incorporated by this reference.

               Schedule A         Description of Services (US)
               Schedule B         Service Levels (US)
               Schedule C         Fees and Invoicing(US)
               Schedule D         Approved Subcontractors (US)
               Schedule E         Designated Unisys Competitors
               Schedule F         Global Transition Plan
               Schedule G         Transition Plan (US)
               Schedule H         Projects
               Schedule I         Listed Unisys Competitors
               Schedule J         Employee Transfer Arrangements (US)
               Schedule K         Change Control Management
               Schedule N         Termination Assistance
               Schedule O         Service Delivery Venues
               Schedule Z         Definitions


        Executed at Blue Bell, Pennsylvania on August 28, 2000, by the Parties undersigned authorized representatives.



                                    UNISYS CORPORATION


                                    By:
                                        ---------------------------------------
                                        Name: David O. Aker
                                        Title:  Senior Vice President,
                                        Worldwide Human Relations


                                    EXULT, INC.


                                    By:
                                        ---------------------------------------
                                        Name:  Scott J. Figge
                                        Title: Vice President